UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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[ ] Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

PEDEVCO CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PEDEVCO CORP.

575 N. Dairy Ashford, Suite 210
Houston, Texas 77079
(713) 221-1768

July 10, 2020

Dear Stockholder:

The board of directors and officers of PEDEVCO Corp., a Texas corporation, join me in extending to you a cordial invitation to attend the 2020 annual meeting of our stockholders, which we refer to as the annual meeting. This meeting will be held on Thursday, August 27, 2020 at 10:00 a.m. central time. Due to the significant public health impact of the coronavirus pandemic (COVID-19) and to support and protect the health and well-being of our officers, directors and stockholders, the annual meeting will be held in a virtual meeting format only. You will not be able to attend the annual meeting physically. The annual meeting will be held via an audio teleconference. Stockholders may attend, vote and submit questions during the annual meeting via the Internet by logging in at http://issuerdirect.com/virtual-event/ped (please note this link is case sensitive) with your Control ID and Request ID, and thereafter following the instructions to join the virtual meeting. In addition to voting by submitting your proxy prior to the annual meeting and/or voting online as discussed herein, you also will be able to vote your shares electronically during the annual meeting. We expect to resume in person stockholder meetings in successive years. Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

As permitted by the rules of the Securities and Exchange Commission (the “SEC” or the “Commission”), we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about July 10, 2020 to our stockholders of record as of the close of business on July 9, 2020. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the annual meeting.

To be admitted to the virtual annual meeting, stockholders must enter the Control ID and Request ID numbers found on their proxy card or E-proxy notice at the website provided above, at the time of the virtual annual meeting. If you are unable to attend the virtual annual meeting, it is very important that your shares be represented and voted at the meeting. You may authorize your proxy to vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. You may also authorize your proxy to vote your shares by telephone or fax as described in your proxy card. If you authorize your proxy to vote your shares over the Internet, return your proxy card by mail or vote by telephone prior to the annual meeting, you may nevertheless revoke your proxy and cast your vote personally at the meeting.

We look forward to your participation at the August 27, 2020 annual meeting. Your vote and participation in our governance is very important to us.

Sincerely,

/s/ John J. Scelfo
John J. Scelfo, Chairman

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting of Stockholders to Be Held on August 27, 2020.

Our proxy statement and Annual Report on Form 10-K for the year ended December 31, 2019 are available at the following cookies-free website that can be accessed anonymously: https://www.iproxydirect.com/PED.

PEDEVCO CORP.
575 N. Dairy Ashford, Suite 210
Houston, Texas 77079

(713) 221-1768
___________________________

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 27, 2020
___________________________

To the Stockholders of PEDEVCO Corp.:

We are pleased to provide you notice of, and to invite you to attend, the 2020 annual meeting of the stockholders of PEDEVCO Corp., a Texas corporation, which will be held in a virtual meeting format only, by live audio webcast, on Thursday, August 27, 2020 at 10:00 a.m. Central time. Stockholders may attend, vote and submit questions during the annual meeting via the Internet by logging in at http://issuerdirect.com/virtual-event/ped (please note this link is case sensitive) with your Control ID and Request ID, and thereafter following the instructions to join the virtual meeting. The annual meeting is being held for the following purposes:

1.
To consider and vote upon a proposal to elect four directors to the board of directors, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal, as named in, and set forth in greater detail in this proxy statement.

2.
To consider and vote upon a proposal to ratify the appointment of Marcum LLP, as our independent auditors for the fiscal year ending December 31, 2020.

3.
To consider a non-binding advisory vote on compensation of our named executive officers.

4.
To consider a non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers.

5.
To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF PROPOSALS ONE THROUGH THREE, AND FOR “THREE YEARS” FOR PROPOSAL FOUR.

We do not expect to transact any other business at the annual meeting. Our board of directors has fixed the close of business on July 9, 2020 as the record date for determining those stockholders entitled to vote at the annual meeting and any adjournment or postponement thereof. Accordingly, only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the annual meeting. A complete list of our stockholders will be available for examination at our offices in Houston, Texas, during ordinary business hours for a period of 10 days prior to the annual meeting.

We cordially invite you to attend the virtual annual meeting if you were a stockholder of record who owned the Company’s common stock shares at the close of business on July 9, 2020. However, to ensure your representation at the annual meeting, please authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number, faxing your proxy card or by using the Internet as described in the instructions included with your proxy card or voting instruction card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. This will not prevent you from voting at the meeting, but will help to secure a quorum and avoid added solicitation costs. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the meeting.

The enclosed proxy statement, which is first being mailed to stockholders on July 10, 2020, is also available at https://www.iproxydirect.com/PED. This website also includes copies of the form of proxy and our Annual Report on Form 10-K for the year ended December 31, 2019, which we refer to as the 2019 annual report. Stockholders may also request a copy of the proxy statement and our annual report by contacting our main office at (713) 221-1768.

Even if you plan to attend the virtual annual meeting, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the annual meeting if you are unable to attend.

By Order of the Board of Directors

/s/ John J. Scelfo
John J. Scelfo
Chairman

Houston, Texas
July 10, 2020

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

TABLE OF CONTENTS

GENERAL INFORMATION	1
Information Contained in This Proxy Statement	1
Important Notice Regarding the Availability of Proxy Materials	1
Meeting Time and Location	1
Reason for Holding a Virtual Meeting	1
Procedures at the Virtual Meeting	2
Record Date and Shares Entitled to Vote	2
Voting Process	2
Attendance at the Annual Meeting	3
Conduct at the Meeting	3
Quorum	3
Votes Required to Approve Each Proposal	3
Broker Non-Votes and Abstentions	4
Board of Directors Voting Recommendations	5
Inspector of Voting	5
Stockholders Entitled to Vote at the Meeting	5
Voting Instructions	5
Confidential Voting	5
Stockholder of Record and Shares Held in Brokerage Accounts	5
Multiple Stockholders Sharing the Same Address	6
Voting Results	6
Company Mailing Address	6
INCORPORATION BY REFERENCE	6
VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS	6
Security Ownership of Management and Certain Beneficial Owners and Management	6
Changes in Control	9
CORPORATE GOVERNANCE	9
Board Leadership Structure	9
Risk Oversight	9
Family Relationships	9
Other Directorships	9
Arrangements Between Officers and Directors	10
Involvement in Certain Legal Proceedings	10
COMMITTEES OF THE BOARD	10
Audit Committee	11
Compensation Committee	11
Compensation Committee Interlocks and Insider Participation	11
Nominating and Corporate Governance Committee	11
Stockholder Communications with the Board of Directors	12
Executive Sessions of the Board of Directors	12
Director Independence	12
Website Availability of Documents	12
Insider Trading/Anti-Hedging Policies	13
Policy on Equity Ownership	13
Compensation Recovery	13
Code of Ethics	13
Report of Audit Committee	13
AUDIT COMMITTEE REPORT	13
EXECUTIVE OFFICERS	15

EXECUTIVE COMPENSATION	16
Summary Compensation Table	16
Outstanding Equity Awards at Fiscal Year-End	17
Issuances of Equity to Executive Officers	18
Compensation of Directors	19
Securities Authorized for Issuance Under Equity Compensation Plans	20
Equity Compensation Plan Information	20
2017 Say on Pay Vote	23
Agreements with Current Named Executive Officers	23
Temporary Salary Reductions and Amendments to Employment Agreements	25
Agreements with Former Named Executive Officers	25
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	27
Related Transactions	27
Review and Approval of Related Party Transactions	31
Delinquent Section 16(a) Reports	31
PROPOSAL 1 ELECTION OF DIRECTORS	32
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF AUDITORS	36
PROPOSAL 3 NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION	37
PROPOSAL 4 NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF
HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION	38
ADDITIONAL INFORMATION AND MATTERS	38
Stockholder Proposals for 2021 Annual Meeting of Stockholders and 2021 Proxy Materials	38
Additional Filings	39
Documents Incorporated by Reference	39
Other Matters	39
Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:	40
Company Contact Information	40

PEDEVCO CORP.

PROXY STATEMENT
FOR 2020 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

PEDEVCO Corp. (“PEDEVCO,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s 2020 virtual annual meeting of stockholders, which we refer to as our annual meeting, to be held on Thursday, August 27, 2020 at 10:00 a.m., Central time, at http://issuerdirect.com/virtual-event/ped (please note this link is case sensitive), and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on July 10, 2020. You are invited to attend the virtual annual meeting and are requested to vote on the proposals described in this Proxy Statement.

Information Contained in This Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information. Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC on March 30, 2020, which we refer to as the 2019 annual report. If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the annual meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the SEC, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials, which we refer to as the notice, to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report on Form 10-K, which does not constitute a part of, and shall not be deemed incorporated by reference into, this proxy statement or the enclosed form of proxy) via the Internet at https://www.iproxydirect.com/PED or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the notice. The notice contains a Control ID and Request ID that you will need to vote your shares and access the virtual annual meeting. Please keep the notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Meeting Time and Location

The Company’s 2020 virtual annual meeting of stockholders will be held on Thursday, August 27, 2020 at 10:00 a.m., Central time. The annual meeting will be a virtual meeting of stockholders, which will be conducted via live audio webcast, accessible at http://issuerdirect.com/virtual-event/ped (please note this link is case sensitive). Additional information on how to access the virtual annual meeting can be found below under “Attendance at the Annual Meeting”.

Reason for Holding a Virtual Meeting

Due to the significant public health impact of the coronavirus pandemic (COVID-19), as a result of various ‘stay-at-home’ and no travel orders and suggestions, and to support and protect the health and well-being of our officers, directors and stockholders, we have decided that the annual meeting will be held in a virtual meeting format only. You will not be able to attend the annual meeting physically. The annual meeting will be held via an audio teleconference. See also “Attendance at the Annual Meeting” below.

Procedures at the Virtual Meeting

Stockholders may attend, vote and submit questions during the annual meeting via the Internet by logging in at http://issuerdirect.com/virtual-event/ped (please note this link is case sensitive) with your Control ID and Request ID, and thereafter following the instructions to join the virtual meeting. Questions will be relayed to the meeting organizers and forwarded to the Chairman of the meeting for review. Questions regarding matters to be acted upon at the meeting will be answered after each matter has been presented, as appropriate. Questions from stockholders not relating to proposals will be grouped by topic with a representative question read aloud and answered as time permits and to the extent such questions do not relate to material non-public information, off-topic items or other matters which the Chairman in his discretion, believes should not be addressed at the annual meeting.

Record Date and Shares Entitled to Vote

Our board of directors has fixed the close of business on July 9, 2020 as the record date for determining the holders of shares of our voting stock entitled to receive notice of and to vote at our annual meeting and any adjournments or postponements thereof. Only holders of record of shares of common stock at the close of business on that date will be entitled to vote at our annual meeting and at any adjournment or postponement of that meeting. As of the record date, there were 72,125,328 shares of common stock outstanding and entitled to vote at our annual meeting, held by approximately 752 holders of record.

Each share of common stock is entitled to one vote on each proposal presented at our annual meeting and at any adjournment or postponement thereof, for 72,125,328 total voting shares. Stockholders do not have the right to cumulate their votes in the election of directors

In order for us to satisfy our quorum requirements, the holders of at least 33 1/3% of our total number of outstanding voting shares entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

If your proxy is properly executed and received by us in time to be voted at our annual meeting, the shares represented by your proxy (including those given through the mail, by fax or by telephone or the Internet) will be voted in accordance with your instructions. If you execute your proxy but do not provide us with any instructions, your shares will be voted “FOR” the proposals set forth in the notice of annual meeting.

The only matters that we expect to be presented at our annual meeting are set forth in the notice of annual meeting. If any other matters properly come before our annual meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their best judgment.

Voting Process

If you are a stockholder of record, there are five ways to vote:

●           At the meeting. You may vote your shares at the virtual annual meeting. Instructions regarding how to vote will be provided when you log into the meeting web site.

●           Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the notice.

●           By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

●           By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card.

●           By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Revocability of Proxies

The presence of a stockholder at our annual meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

●
submitting a written revocation prior to the annual meeting to the Corporate Secretary, PEDEVCO Corp., 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079;

●
submitting another signed and later dated proxy card and returning it by mail in time to be received before our annual meeting or by submitting a later dated proxy by the Internet or telephone prior to the annual meeting; or

●
attending our annual meeting and voting at the meeting through the web portal.

Attendance at the Annual Meeting

Attendance at the annual meeting is limited to holders of record of our common stock at the close of business on the record date, July 9, 2020 and our guests.

Stockholders of record as of the record date may attend the annual meeting via the Internet by logging in at http://issuerdirect.com/virtual-event/ped (please note this link is case sensitive) with your Control ID and Request ID, and thereafter following the instructions to join the virtual meeting. Stockholders participating in the annual meeting will be able to listen only and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the annual meeting, virtual attendees will be able to:

●           vote online via the annual meeting portal; and

●           submit questions or comments to the Company’s officers during the annual meeting via the online portal. Information on how to submit questions will be provided at the time of the meeting once stockholders login.

To the best of our knowledge, the virtual annual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the annual meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the annual meeting.

If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name”. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares in the manner provided in the voting instructions you receive from your broker, bank or other nominee. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Street name stockholders are also invited to attend the virtual annual meeting, provided that such stockholders must contact Emily Watson at proxy@issuerdirect.com in advance of the virtual annual meeting, and prior to August 19, 2020, and present proof of their ownership of common stock, such as a bank or brokerage account statement indicating that they owned shares of common stock at the close of business on the record date, in order to be issued a Control ID and Request ID in order to access the virtual annual meeting. Additionally, because a street name stockholder is not the stockholder of record, you may not vote your shares of our common stock virtually at the annual meeting unless you follow your broker, bank or other nominee’s procedures for obtaining a legal proxy.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the login page at http://issuerdirect.com/virtual-event/ped (please note this link is case sensitive).

Conduct at the Meeting

The Chairman of the meeting has broad responsibility and legal authority to conduct the annual meeting in an orderly and timely manner. Rules regarding the annual meeting and the procedure for asking questions at the annual meeting will be posted at the web portal located at http://issuerdirect.com/virtual-event/ped (please note this link is case sensitive), once you login.

Quorum

If you vote at the annual meeting or by proxy at our annual meeting, you will be counted for purposes of determining whether there is a quorum at the meeting. Shares of our capital stock present in person or by proxy at our annual meeting that are entitled to vote will be counted for the purpose of determining whether there is a quorum for the transaction of business at our annual meeting. Our bylaws, as amended, provide that 33 1/3% of the outstanding shares of our capital stock entitled to vote at the meeting, represented in person or by proxy, constitutes a quorum at a meeting of our stockholders.

Votes Required to Approve Each Proposal

Appointment of directors. With respect to the election of directors (proposal 1), under plurality voting, the four nominees receiving the highest number of affirmative votes of our common stock will be elected as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Ratification of independent auditor. For the approval of the proposal to ratify the appointment of Marcum LLP as our independent auditors for the fiscal year ended December 31, 2020 (proposal 2), a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, the proposal, must be voted “FOR” approval and adoption of such proposal in order for such proposal to be approved and adopted, assuming a quorum is present at the annual meeting.

Approval on a non-binding basis of executive compensation. For the approval of executive compensation (proposal 3), a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, the proposal, must be voted “FOR” approval and adoption of such proposal in order for such proposal to be approved and adopted, assuming a quorum is present at the annual meeting, provided that such vote is non-binding and advisory in nature.

Approval on a non-binding basis of the frequency of holding future advisory votes on executive compensation. For the approval of the frequency of holding future advisory votes on executive compensation (proposal 4), the final vote will not be binding on us and is advisory in nature, and no minimum level of votes is required to be obtained on any voting option. Instead, the option (1 year, 2 years or 3 years), if any, that receives the greatest number of affirmative votes of the shares (i.e., a plurality of the votes cast) present in person or represented by proxy at the meeting and entitled to vote will be determined to be approved by the Company’s stockholders, provided that the final vote will not be binding on us and is advisory in nature. The Board will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our named executive officers moving forward.

Broker Non-Votes and Abstentions

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and the broker has not received voting instructions from the beneficial owner. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter or proposal.

A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of the appointment of Marcum LLP as our independent registered public accounting firm (proposal 2), without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters, which include all of the other proposals up for vote at the annual meeting.

With respect to the election of directors (proposal 1), under plurality voting, broker non-votes and abstentions have no effect on determining the nominees elected, except to the extent that they affect the total votes received by any particular candidate. If you hold your shares in street name and you do not instruct your broker how to vote in the election of directors, the broker will not vote your shares in the director election.

With respect to the proposal to approve executive compensation (proposal 3), broker non-votes and abstentions could prevent the proposal from receiving the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, such proposal, provided that such proposal is non-binding and advisory in nature.

With respect to the advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers (Proposal 4), stockholders have four voting options (“1 year”, “2 years”, “3 years” or “abstain”), provided that the final vote will not be binding on us and is advisory in nature, and no minimum level of votes is required to be obtained on any voting option. Instead, the option (1 year, 2 years or 3 years), if any, that receives the greatest number of affirmative votes of the shares (i.e., a plurality of the votes cast) present in person or represented by proxy at the meeting and entitled to vote will be determined to be approved by the Company’s stockholders, provided that the final vote will not be binding on us and is advisory in nature. The Board will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our named executive officers moving forward.

Abstaining shares will be considered present at the annual meeting and “entitled to vote” on the applicable provisions so that the effect of abstentions will be the equivalent of a vote “AGAINST” each applicable proposal. With respect to broker non-votes, the shares subject to a broker non-vote will not be considered present at the annual meeting for each proposal, since they are not “entitled to vote” on such proposals, so broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote of the shares present in person or represented by proxy at the annual meeting and entitled to vote on such applicable proposals, by reducing the total number of shares from which the majority is calculated.

Board of Directors Voting Recommendations

Our board of directors recommends that you vote your shares:

●           “FOR” election of all four director nominees to the board of directors, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal (proposal 1);

●           “FOR” ratification of the appointment of Marcum LLP, as our independent auditors for the fiscal year ending December 31, 2020 (proposal 2);

●            “FOR” the approval of the non-binding advisory resolution approving the Company’s executive compensation (proposal 3); and

●           “3 YEARS” for the proposal regarding an advisory vote on the frequency of the advisory vote on executive compensation (proposal 4).

 Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not and do not anticipate retaining a third-party proxy solicitation firm to solicit proxies on behalf of the board of directors. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the record date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election at the Annual Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the annual meeting will be available for examination at our principal executive offices (575 N. Dairy Ashford, Suite 210, Houston, Texas 77079), for any purpose germane to the annual meeting, during ordinary business hours, for a period of ten days prior to the annual meeting. The list of stockholders will also be available during the annual meeting through the annual meeting website (http://issuerdirect.com/virtual-event/ped) for those stockholders who choose to attend. You will need your Control ID and Request ID in order to access the virtual annual meeting and review the list of stockholders.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the record date your shares were registered in your name with our transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by us. If on the record date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy statement is required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the virtual annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent. Additionally, you must contact Emily Watson at proxy@issuerdirect.com in advance of the virtual annual meeting and present proof of your ownership of common stock, such as a bank or brokerage account statement indicating that you owned shares of common stock at the close of business on the record date, in order to be issued a Control ID and Request ID in order to access the virtual annual meeting.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement and the accompanying notice of annual meeting of stockholders, and 2019 annual report, is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of annual meeting of stockholders, and 2019 annual report, to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of annual meeting of stockholders, and 2019 annual report, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Corporate Secretary, Clark R. Moore, at our principal executive offices at 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079, or a stockholder may make a request by calling our Corporate Secretary, Clark R. Moore at (713) 221-1768.

If you receive more than one notice, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process”, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The final voting results will be tallied by the inspector of voting and published in our Current Report on Form 8-K, which we are required to file with the SEC within four business days following the annual meeting.

Company Mailing Address

The mailing address of our principal executive offices is 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the section of this proxy statement titled “Audit Committee Report” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”)) shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock at the close of business on the record date, July 9, 2020, will be entitled to one vote per share on all matters properly presented at the annual meeting and at any adjournment or postponement thereof. As of the record date, there were 72,125,328 shares of common stock outstanding and entitled to vote at the annual meeting and at any adjournment or postponement thereof, held by approximately 752 holders of record. Each share of common stock is entitled to one vote on each proposal presented at our annual meeting, for 72,125,328 total voting shares.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth, as of the record date, July 9, 2020, the number and percentage of outstanding shares of our common stock beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) our executive officers (including former executive officers who are “Named Executive Officers” in our 2019 annual report); and (d) all current directors, our director nominees and executive officers, as a group. As of the record date, there were 72,125,328 shares of common stock and no shares of Series A Convertible Preferred Stock issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon conversion of a convertible security) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company, and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

	Common Stock
	Number of Common Stock Shares Beneficially Owned (1)	Percent of Common Stock (1)
Named Executive Officers and Directors
Simon G. Kukes (2)	53,760,368	74.5%
Clark R. Moore (3)	450,144	*
Ivar Siem (4)	287,100	*
J. Douglas Schick (5)	259,000	*
John J. Scelfo (6)	201,000	*
Paul A. Pinkston (7)	115,000	*
H. Douglas Evans (8)	180,000	*
Frank C. Ingriselli (9)**	131,740	*
Gregory Overholtzer (10)**	182,326	*
Michael L. Peterson (11)**	205,000	*
All Current Named Executive Officers and Directors as a group (seven persons)	55,252,612	76.3%

Greater than 5% Stockholders
SK Energy, LLC (12)	51,791,325	71.8%

Viktor Tkachev (13)	8,500,000	11.8%
Arhitektora Vlasova Street 22 Apt 93
Moscow, Russia 117393

*Less than 1%.
** Former Officers.

Unless otherwise stated, the address of each stockholder is c/o PEDEVCO Corp., 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079.

(1)
Ownership voting percentages are based on 72,125,328 total shares of common stock which were outstanding as the record date, provided that shares of common stock subject to options, warrants or other convertible securities (including the common stock issuable upon exercise of convertible promissory notes) that are currently exercisable or convertible, or exercisable or convertible within 60 days of the applicable date of determination, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the securities shown as beneficially owned by such person.

(2)
Consisting of the following: (a) 51,791,325 shares of common stock held by SK Energy LLC, an entity which Dr. Simon G. Kukes is deemed to beneficially own; (b) 1,256,043 shares of fully-vested common stock held by Dr. Kukes; (c) 710,000 unvested shares of common stock held by Dr. Kukes, 100,000 of which vest on each of December 12, 2020 and December 12, 2021, and 170,000 of which vest on each of January 13, 2021, January 13, 2022 and January 13, 2023, provided that Dr. Kukes remains employed by us, or is a consultant to us, on such vesting dates; and (d) 1,000 shares of fully-vested common stock held by the spouse of Dr. Kukes, and 2,000 unvested shares of common stock of which 1,000 shares vest on each of December 12, 2021 and December 12, 2022, provided that his spouse remains an employee of, or consultant to, the Company on such vesting dates. Dr. Kukes has voting control over his unvested shares of common stock.

(3)
Consisting of the following: (a) 197,076 fully-vested shares of common stock held by Mr. Moore; (b) 2,867 fully-vested shares of common stock held by each of Mr. Moore’s two children, which he is deemed to beneficially own; (c) 196,000 unvested shares of common stock held by Mr. Moore, 17,000 of which vest on each of December 12, 2020 and December 12, 2021, and 54,000 of which vest on each of January 13, 2021, January 13, 2022 and January 13, 2023, provided that Mr. Moore remains employed by us, or is a consultant to us, on such vesting dates; (d) options to purchase 23,334 shares of common stock exercisable by Mr. Moore at an exercise price of $5.10 per share; and (e) options to purchase 28,000 shares of common stock exercisable by Mr. Moore at an exercise price of $2.20 per share. Mr. Moore has voting control over his unvested shares of common stock.

(4)
Consisting of the following: (a) 187,000 shares of common stock held by American Resources Offshore Inc., which shares Mr. Siem is deemed to beneficially own (Mr. Siem disclaims beneficial ownership of the securities held by American Resources Offshore Inc., except to the extent of his pecuniary interest therein); and (b) 100,000 unvested shares of common stock held by Mr. Siem, which vest on July 12, 2020, provided that Mr. Siem remains a director, employee of, or consultant to the Company on such vesting date. Mr. Siem has voting control over his unvested shares of common stock.

(5)
Consisting of the following: (a) 22,333 shares of fully-vested common stock held by Mr. Schick; and (b) 236,667 unvested shares of common stock, 37,333 of which vest on each of December 12, 2021, and 37,334 which vest on December 12, 2022, and 54,000 of which vest on each of January 13, 2021, January 13, 2022 and January 13, 2023, provided that Mr. Schick remains employed by us, or is a consultant to us, on such vesting dates. Mr. Schick has voting control over his unvested shares of common stock.

(6)
Consisting of the following: (a) 11,000 shares of fully-vested common stock held by Mr. Scelfo; (b) 70,000 unvested shares of common stock, which vest on July 12, 2020, provided that Mr. Scelfo remains a director, employee of, or consultant to the Company on such vesting date; and (c) options to purchase 120,000 shares of common stock exercisable by Mr. Scelfo at an exercise price of $2.19 per share. Mr. Scelfo has voting control over his unvested shares of common stock.

(7)
Consisting of the following: (a) 10,000 shares of fully-vested common stock held by Mr. Pinkston; and (b) 105,000 unvested shares of common stock, 15,000 of which vest on December 12, 2020, and 30,000 of which vest on each of January 13, 2021, January 13, 2022 and January 13, 2023, provided that Mr. Pinkston remains employed by us, or is a consultant to us, on such vesting dates. Mr. Pinkston has voting control over his unvested shares of common stock.

(8)
Consisting of the following: (a) 30,000 shares of fully-vested common stock held by Mr. Evans; (b) 50,000 unvested shares of common stock, which vest on September 27, 2020, provided that Mr. Evans remains a director, employee of, or consultant to the Company on such vesting date; and (c) options to purchase 100,000 shares of common stock exercisable by Mr. Evans at an exercise price of $2.19 per share. Mr. Evans has voting control over his unvested shares of common stock.

(9)
Consisting of the following: (a) 55,659 shares of common stock; (b) options to purchase 39,081 shares of common stock exercisable by Mr. Ingriselli at an exercise price of $5.10 per share; and (c) options to purchase 37,000 shares of common stock exercisable by Mr. Ingriselli at an exercise price of $3.70 per share. The information presented with respect to the holder’s beneficial ownership is based solely on the Company’s record stockholder list and securities which the holder beneficially owns, to the best of the Company’s knowledge, which information has not been independently verified or confirmed.

(10)
Consisting of the following: (a) 14,559 fully-vested shares of common stock; (b) options to purchase 11,667 shares of common stock exercisable by Mr. Overholtzer at an exercise price of $5.10 per share; (c) options to purchase 5,000 shares of common stock exercisable by Mr. Overholtzer at an exercise price of $3.70 per share; (d) options to purchase 15,000 shares of common stock exercisable by Mr. Overholtzer at an exercise price of $2.20 per share; (e) options to purchase 1,100 shares of common stock exercisable by Mr. Overholtzer at an exercise price of $3.00 per share; (f) options to purchase 60,000 shares of common stock exercisable by Mr. Overholtzer at an exercise price of $1.10 per share; and (g) options to purchase 75,000 shares of common stock exercisable by Mr. Overholtzer at an exercise price of $0.3088 per share. The information presented with respect to the holder’s beneficial ownership is based solely on the Company’s record stockholder list and securities which the holder beneficially owns, to the best of the Company’s knowledge, which information has not been independently verified or confirmed.

(11)
Consisting of 205,000 shares of common stock, including shares held by a family trust which Mr. Peterson is deemed to beneficially own. The information presented with respect to the holder’s beneficial ownership is based solely on the Company’s record stockholder list and securities which the holder beneficially owns, to the best of the Company’s knowledge, which information has not been independently verified or confirmed.

(12)
Consisting of 51,791,325 shares of common stock held by SK Energy LLC, an entity which Dr. Simon G. Kukes is deemed to beneficially own due to his position as the Chief Executive Officer and 100% owner of SK Energy.

(13)
Consisting of the following: (a) 8,400,000 shares of common stock held by Mr. Tkachev; and (b) 100,000 unvested shares of common stock, which vested on May 8, 2020. Mr. Tkachev has voting control over his unvested shares of common stock. The information presented with respect to the holder’s beneficial ownership is based solely on the Company’s record stockholder list and securities which the holder beneficially owns, to the best of the Company’s knowledge, which information has not been independently verified or confirmed.

Changes in Control

The Company is not currently aware of any arrangements which may at a subsequent date result in a change of control of the Company.

CORPORATE GOVERNANCE

We promote accountability for adherence to honest and ethical conduct; endeavor to provide full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in other public communications made by us; and strive to be compliant with applicable governmental laws, rules and regulations.

Information regarding the members of and biographical information of our board of directors is provided below under “Proposal 1- Election of Directors”, beginning on page 32.

Board Leadership Structure

Our board of directors has the responsibility for selecting our appropriate leadership structure. In making leadership structure determinations, the board of directors considers many factors, including the specific needs of our business and what is in the best interests of our stockholders. Our current leadership structure is comprised of a separate Chairman of the board of directors and Chief Executive Officer (“CEO”). Mr. John J. Scelfo serves as Chairman and Dr. Simon Kukes serves as CEO. The board of directors does not have a policy as to whether the Chairman should be an independent director, an affiliated director, or a member of management. Our board of directors believes that the Company’s current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management (the Company’s CEO, Dr. Kukes) and the members of our board of directors. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to its CEO, while enabling our Chairman to facilitate our board of directors’ oversight of management, promote communication between management and our board of directors, and support our board of directors’ consideration of key governance matters. The board of directors believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Risk Oversight

Effective risk oversight is an important priority of the board of directors. Because risks are considered in virtually every business decision, the board of directors discusses risk throughout the year generally or in connection with specific proposed actions. The board of directors’ approach to risk oversight includes understanding the critical risks in our business and strategy, evaluating our risk management processes, allocating responsibilities for risk oversight among the full board of directors, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

The board of directors exercises direct oversight of strategic risks to us. Our Audit Committee reviews and assesses our processes to manage business and financial risk and financial reporting risk. It also reviews our policies for risk assessment and assesses steps management has taken to control significant risks. Our Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our board of directors or the relevant committee, which provides the relevant oversight on risk assessment and mitigation (the Company’s committees are described in greater detail below under “Committees of the Board”, beginning on page 10).

Family Relationships

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Other Directorships

Other than Mr. Siem, who currently serves on the Board of Directors of Petrolia Energy Corporation, (OTCQB: BBLS), no directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Arrangements Between Officers and Directors

There is no arrangement or understanding between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Meetings of the Board of Directors and Prior Annual Meetings

During the fiscal year that ended on December 31, 2019, the Board held eight meetings and took various other actions via the unanimous written consent of the board of directors and the various committees described above. All directors attended all of the board of directors’ meetings and committee meetings relating to the committees on which each director served during fiscal year 2019. The Company held annual stockholders meetings on June 26, 2014, October 7, 2015, December 28, 2016, December 28, 2017, September 27, 2018 and August 28, 2019, at which meetings all directors were present in person or via teleconference. Each director of the Company is expected to be present at annual meetings of stockholders, absent exigent circumstances that prevent their attendance. Where a director is unable to attend an annual meeting in person but is able to do so by electronic conferencing, the Company will arrange for the director’s participation by means where the director can hear, and be heard, by those present at the meeting.

COMMITTEES OF THE BOARD

We currently maintain a Nominating and Corporate Governance Committee, Compensation Committee and Audit Committee which have the following committee members: The committees of the Board of Directors consist of the following members as of the date of this filing:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Independent
Dr. Simon Kukes
Ivar Siem
John J. Scelfo (1)	C	C	M	X
H. Douglas Evans	M	M	C	X

C - Chairman of Committee.
M – Member.
(1) – Chairman of the board of directors.

Each of these committees has the duties described below and operates under a charter that has been approved by our board of directors and is posted on our website as discussed below.

Audit Committee

The audit committee’s duties include (A) assisting the Board with oversight of (1) the integrity of the Company’s financial statements, (2) compliance with applicable laws, rules and regulations regarding the public reporting of financial information, including financial information in periodic reports filed with the SEC, (3) the selection, qualifications, independence and performance of the Company's independent registered public accounting firm, and (4) the performance of the Company's internal audit function and controls; (B) reviewing the Company’s annual audited financial statements and quarterly financial statements, including the notes to such financial statements, the draft annual audit report and the accompanying “management's discussion and analysis of financial condition and results of operations” with management and the independent registered public accounting firm prior to filing such financial statements with the SEC; and (C) establishing procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

Mr. Scelfo serves as Chair of the Audit Committee and our board of directors has determined that Mr. Scelfo is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Exchange Act.

During the year ended December 31, 2019, the audit committee held six meetings.

Compensation Committee

The compensation committee reviews and approves (a) the annual salaries and other compensation of our executive officers, and (b) individual stock and stock option grants. The compensation committee also provides assistance and recommendations with respect to our compensation policies and practices and assists with the administration of our compensation plans. Mr. Scelfo serves as Chair of the compensation committee.

During the year ended December 31, 2019, the compensation committee held one meeting.

Compensation Committee Interlocks and Insider Participation

The current members of the compensation committee are Messrs. John J. Scelfo (Chairman) and H. Douglas Evans, who are each independent members of our board of directors. No member of the compensation committee is an employee or a former employee of the Company. During fiscal 2019, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on our Compensation Committee. Accordingly, the compensation committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee assists our board of directors in fulfilling its responsibilities by: identifying and approving individuals qualified to serve as members of our board of directors, selecting director nominees for our annual meetings of stockholders, evaluating the performance of our board of directors, and developing and recommending to our board of directors corporate governance guidelines and oversight procedures with respect to corporate governance and ethical conduct. Mr. Evans serves as Chair of the nominating and corporate governance committee.

In considering individual director nominees and Board committee appointments, our nominating and corporate governance committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the nominating and corporate governance committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the nominating and corporate governance committee takes into account.

             While there are no specific minimum requirements that the nominating and corporate governance committee believes must be met by a prospective director nominee, the nominating and corporate governance committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. The Company does not have a formal diversity policy. However, the nominating and corporate governance committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

The nominating and corporate governance committee uses a variety of methods for identifying and evaluating director nominees. The nominating and corporate governance committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the nominating and corporate governance committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the nominating and corporate governance committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the nominating and corporate governance committee and may be considered at any point during the year. The nominating and governance committee may use its network of contacts to compile a list of potential candidates. The nominating and governance committee has not in the past relied upon professional search firms to identify director nominees but may engage such firms if so desired. The nominating and governance committee may meet to discuss and consider candidates’ qualifications and then choose a candidate by majority vote.

The committee evaluates director nominees at regular or special committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The nominating and governance committee will consider qualified director candidates recommended in good faith by stockholders, provided those nominees meet the requirements of NYSE American and applicable federal securities law. The nominating and governance committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources. The Committee will consider candidates recommended by stockholders if the information relating to such candidates are properly submitted in writing to the Secretary of the Company in accordance with the manner described for stockholder proposals under “Stockholder Proposals for 2021 Annual Meeting of Stockholders and 2021 Proxy Materials” on page 38 below. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means.

During the year ended December 31, 2019, the nominating and corporate governance committee held one meeting.

Stockholder Communications with the Board of Directors

Our stockholders and other interested parties may communicate with members of the board of directors by submitting such communications in writing to our Corporate Secretary, 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079 who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Corporate Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular Board member or members, the communication will be forwarded to a Board member to bring to the attention of the board of directors.

Executive Sessions of the Board of Directors

The independent members of our board of directors meet in executive session (with no management directors or management present) from time to time. The executive sessions include whatever topics the independent directors deem appropriate.

Director Independence

The board of directors annually determines the independence of each director and nominee for election as a director. The Board makes these determinations in accordance with the NYSE American’s listing standards for the independence of directors and the SEC’s rules.

In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

 Our board of directors has determined that Mr. Scelfo and Mr. Evans are independent directors as defined in the NYSE American rules governing members of boards of directors and as defined under Rule 10A-3 of the Exchange Act. Accordingly, 50% of the members of our board of directors are independent as defined in the NYSE American rules governing members of boards of directors and as defined under Rule 10A-3 of the Exchange Act.

Website Availability of Documents

             The charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and our Code of Business Conducts and Ethics can be found on our website at https://pedevco.com/ped/corporate_governance. Unless specifically stated herein, documents and information on our website are not incorporated by reference in this proxy statement.

Insider Trading/Anti-Hedging Policies

All employees, officers and directors of, and consultants and contractors to, us or any of our subsidiaries are subject to our Insider Trading Policy. The policy prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace and the misuse of material nonpublic information in securities trading. The policy also includes specific anti-hedging provisions.

To ensure compliance with the policy and applicable federal and state securities laws, all individuals subject to the policy must refrain from the purchase or sale of our securities except in designated trading windows or pursuant to preapproved 10b5-1 trading plans. Even during a trading window period, certain identified insiders, which include the named executive officers and directors, must comply with our designated pre-clearance policy prior to trading in our securities. The anti-hedging provisions prohibit all employees, officers and directors from engaging in “short sales” of our securities or from trading in options with maturities less than nine months on our stock.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time. However, as illustrated in the “Security Ownership of Management and Certain Beneficial Owners ” table beginning on page 6, all Named Executive Officers and directors are beneficial owners of stock of the Company.

Compensation Recovery

Under the Sarbanes–Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Accounting Officer. We plan to implement a claw back policy in the future, although we have not yet implemented such policy.

Code of Ethics

In 2012, in accordance with SEC rules, our board of directors adopted a Code of Business Conduct and Ethics for our directors, officers and employees. Our board of directors believes that these individuals must set an exemplary standard of conduct. This code sets forth ethical standards to which these persons must adhere and other aspects of accounting, auditing and financial compliance, as applicable. The Code of Business Conduct and Ethics is available on our website as discussed above and was filed as an exhibit to our Form 8-K/A filed with the SEC on August 8, 2012 as Exhibit 14.1 thereto.

We intend to disclose any amendments to our Code of Business Conduct and Ethics and any waivers with respect to our Code of Business Conduct and Ethics granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at www.pedevco.com, within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Business Conduct and Ethics to any such officers or employees to date.

Report of Audit Committee

The following report of the Audit Committee does not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate such report by reference therein.

AUDIT COMMITTEE REPORT

The Audit Committee represents and assists the board of directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the year ended December 31, 2019, the Audit Committee of the board of directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management; (2) discussed with the Company’s independent auditors the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission; (3) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the board of directors, and the board of directors approved, that the audited financial statements for the year ended December 31, 2019 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the board of directors.

Audit Committee

/s John J. Scelfo (Chairman)
/s/ H. Douglas Evans

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers (ages are as of the record date).

Name	Age	Executive Position
Dr. Simon Kukes	74	Chief Executive Officer and Director
J. Douglas Schick	45	President
Paul Pinkston	52	Chief Accounting Officer
Clark R. Moore	47	Executive Vice President, General Counsel and Secretary

Dr. Simon Kukes, Chief Executive Officer and Director

Dr. Kukes’s biographical information is presented below in “Proposal 1 Election of Directors”, beginning on page 32.

J. Douglas Schick, President

Mr. Schick has over twenty years of experience in the oil and gas industry. Prior to joining the Company as President on August 1, 2018, Mr. Schick was employed by American Resources, Inc., a Houston, Texas-based privately-held oil and gas investment, development and operating company which he co-founded and continues to serve as Chief Executive Officer (from August 2017 to the present) and formerly as Chief Financial Officer and Vice President of Business Development (from August 2013 to August 2017), provided that Mr. Schick’s service to American Resources requires only minimal time commitment from Mr. Schick that does not conflict with his duties and responsibilities to the Company. Prior to starting American Resources, Mr. Schick served as the founder, owner and principal of J. Douglas Enterprises, a Houston, Texas-based energy industry focused business development and financial consulting firm (from June 2011 to August 2013) as Vice President of Finance (from January 2011 until its sale in June 2011) for Highland Oil and Gas, a private equity-backed E&P company headquartered in Houston, Texas, as Manager of Planning and then Director of Planning at Houston, Texas-based Mariner Energy, Inc. (from December 2006 until its merger with Apache Corp. in December 2010), and in various roles of increasing responsibility in finance, planning, M&A, treasury and accounting at The Houston Exploration Company, ConocoPhillips and Shell Oil Company (from 1998 to 2006). Mr. Schick current serves on the Board of Directors of Rockdale Marcellus, LLC, a Houston, Texas-based subsidiary of Rockdale Energy, LLC engaged in the development of natural gas in Northeastern Pennsylvania.

Mr. Schick holds a BBA in Finance from New Mexico State University and an MBA with a specialization in Finance from Tulane University.

Paul A. Pinkston, Chief Accounting Officer

Mr. Pinkston brings over 20 years of accounting, compliance, and financial reporting expertise to the Company, with extensive experience in handling and managing corporate compliance, financial reporting and audits, and other regulatory functions for companies engaged in the oil and gas industry in the U.S.  Prior to joining the Company on December 1, 2018, from August 2017 to February 2018, Mr. Pinkston served as Corporate Controller and Secretary for Trecora Resources (NYSE:  TREC), a Sugar Land, Texas-based petrochemical manufacturing and customer processing service company.  Prior to joining Trecora Resources, from May 2013 to June 2017, Mr. Pinkston served in various roles of increasing authority and responsibility at Camber Energy, Inc. (NYSE American:  CEI), a Houston, Texas-based oil and gas exploration and production company, including as Camber Energy’s Chief Accounting Officer, Secretary and Treasurer (August 2016 to June 2017), and as its Director of Financial Reporting (May 2013 to August 2016).  Before joining Camber Energy, Mr. Pinkston served as a Senior Consultant with Sirius Solutions LLLP, where he performed accounting, audit and finance consulting services (January 2006 to May 2013), as a Corporate Auditor performing internal audits for Baker Hughes, Inc. (January 2002 to November 2005), and as a Senior Auditor, conducting public and private audits, at Arthur Andersen LLP (from September 1998 to November 2001).

Mr. Pinkston received a Bachelor of Business Administration (Finance and Marketing) degree from the University of Texas and earned a Master of Business Administration (Accounting) degree from the University of Houston.  Mr. Pinkston is a Certified Public Accountant registered in the State of Texas.

Clark R. Moore, Executive Vice President, General Counsel and Secretary

Mr. Moore has served as our Executive Vice President, General Counsel, and Secretary since our acquisition of Pacific Energy Development in July 2012 and has served as the Executive Vice President, General Counsel, and Secretary of the Company since its inception in February 2011. Mr. Moore began his career in 2000 as a corporate attorney at the law firm of Venture Law Group located in Menlo Park, California, which later merged into Heller Ehrman LLP in 2003. In 2004, Mr. Moore left Heller Ehrman LLP and launched a legal consulting practice focused on representation of private and public company clients in the energy and high-tech industries. In September 2006, Mr. Moore joined Erin Energy Corporation (OTCMKTS:ERN) (formerly CAMAC Energy, Inc.), an independent energy company headquartered in Houston, Texas, as its acting General Counsel and continued to serve in that role through February 2011. In addition, since June 1, 2018, Mr. Moore has served as a partner at Foundation Law Group, LLP.

Mr. Moore received his J.D. with Distinction from Stanford Law School and his B.A. with Honors from the University of Washington.

EXECUTIVE COMPENSATION

The following table sets forth the compensation for services paid in all capacities for the two fiscal years ended December 31, 2019 and 2018 to (a) Dr. Simon Kukes, our current Chief Executive Officer and Director, (b) J. Douglas Schick, our current President, (c) Clark R. Moore, our Executive Vice President, General Counsel and Secretary, (d) Paul A Pinkston, our current Chief Accounting Officer, (e) Frank C. Ingriselli, our former Chairman, former President and former Chief Executive Officer, (f) Michael L. Peterson, our former President and Chief Executive Officer, and (g) Gregory Overholtzer, our former Chief Financial Officer (collectively, the “Named Executive Officers”). There were no other executive officers who received compensation in excess of $100,000 in either 2019 or 2018.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Simon Kukes	2019	-	-	-	-	-	-
Chief Executive Officer	2018	-	-	-	399,000(1)	-	399,000

J. Douglas Schick	2019	250,000	-	-	-	-	250,000
President	2018	104,167	-	-	148,960(2)	-	253,127

Clark R. Moore	2019	250,000	-	-	-	-	250,000
Executive Vice President, General Counsel and Secretary	2018	250,000	-	-	141,830(3)	-	391,830

Paul A. Pinkston	2019	140,000	-	-	-	-	140,000
Chief Accounting Officer	2018	11,667	-	-	39,900(4)	-	51,567

Frank C. Ingriselli (5)	2018	66,346	-	-	116,000(6)	350,000(7)	532,346
Former Chairman of the Board, Chief Executive Officer and President

Michael L. Peterson (8)	2018	125,000	-	-	-	-	125,000
Former Chief Executive Officer and President

Gregory Overholtzer (9)	2018	190,000	-	-	26,600(10)	-	216,600
Former Chief Financial Officer

Does not include perquisites and other personal benefits or property, unless the aggregate amount of such compensation is more than $10,000. No executive officer earned any non-equity incentive plan compensation or nonqualified deferred compensation during the periods reported above. Stock Awards represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. For additional information on the valuation assumptions with respect to the option grants, refer to “Part II” - “Item 8. Financial Statements and Supplementary Data” - “Note 11 – Stockholders’ Equity – Common Stock” of the 2019 annual report. These amounts do not correspond to the actual value that will be recognized by the named individuals from these awards.

(1)	Consists of the value of 300,000 shares of restricted common stock granted in December 2018 at $1.33 per share.

(2)	Consists of the value of 112,000 shares of restricted common stock granted in December 2018 at $1.33 per share.

(3)
Consists of the value of 50,000 shares of restricted common stock granted in July 2018 at $1.48 per share and the value of 51,000 shares of restricted common stock granted in December 2018 at $1.33 per share.

(4)	Consists of the value of 30,000 shares of restricted common stock granted in December 2018 at $1.33 per share.
(5)
Mr. Ingriselli served as Chief Executive Officer of the Company until his retirement effective May 1, 2016, after which date he continued to serve as Chairman of the Company’s Board of Directors until September 27, 2018, and again served as our Chief Executive Officer from April 2018 to July 2018, and served as President from April 2018 to August 1, 2018.

(6)
Consists of the value of 80,000 shares of restricted common stock granted in May 2018 at $0.34 per share and the value of 60,000 shares of restricted common stock granted in July 2018 at $1.48 per share.

(7)	Consists of cash severance amount paid to Mr. Ingriselli pursuant to the Separation and General Release Agreement, dated September 6, 2018, entered into by and between Mr. Ingriselli and the Company.

(8)
Mr. Peterson resigned as Chief Executive Officer and President effective May 31, 2018, and pursuant to a consulting agreement entered into with him, he received $5,000 per month through May 2019 for debt restructuring, strategic planning, and capital markets consulting services.

(9)
Mr. Overholtzer resigned as Chief Financial Officer effective December 31, 2018, and pursuant to a consulting agreement entered into with him, he received $15,000 per month through April 7, 2019 for transitional consulting services, and was paid an additional amount of cash severance and accrued vacation (totaling $37,755) pursuant to the Separation and General Release Agreement, dated December 31, 2018, entered into by and between Mr. Overholtzer and the Company.

(10)	Consists of the value of 20,000 shares of restricted common stock granted in December 2018 at $1.33 per share.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information as of December 31, 2019 concerning outstanding equity awards for the executive officers named in the Summary Compensation Table.

	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Dr. Simon Kukes	-	-	-	-	200,000(1)	$266,000

J. Douglas Schick	-	-	-	-	74,677(1)	$99,320

Clark R. Moore	18,887	-	$5.10	6/18/2022	34,000(1)	$6,720
	4,447	-	$5.10	6/18/2022	-	-
	27,000*	-	$3.70	1/7/2020	-	-
	28,000	-	$2.20	1/7/2021	-	-

Paul A. Pinkston	-	-	-	-	15,000(2)	19,950

Frank C. Ingriselli**	34,827	-	$5.10	5/30/2021	-	-
	4,254	-	$5.10	5/30/2021	-	-
	37,000	-	$3.70	5/30/2021	-	-

Gregory Overholtzer**	11,667	-	$5.10	6/18/2022	-	-
	5,000	-	$3.70	12/31/2021	-	-
	15,000	-	$2.20	12/31/2021	-	-
	1,100	-	$3.00	2/8/2022	-	-
	60,000	-	$1.10	12/31/2021	-	-
	75,000	-	$0.3088	12/28/2022	-	-

Michael L. Peterson**	-	-			-	-

(1)
Stock award vests 50% on December 12, 2020 and December 12, 2021, subject to the holder remaining an employee of or consultant to the Company on such vesting dates.
(2)
Stock award vests on December 1, 2020, subject to the holder remaining an employee of or consultant to the Company on such vesting date.
*
Since expired unexercised.
**
Former officers.

Issuances of Equity to Executive Officers

Restricted Stock

During the year ended December 31, 2018, the Company issued shares of common stock and restricted common stock as follows: 600,000 shares of common stock issued to SK Energy LLC, which is 100% owned and controlled by Dr. Simon Kukes, the Company’s Chief Executive Officer and director (“SK Energy”) with a fair value of $185,000 based on the market price on the date of issuance, 80,000 shares of restricted stock were issued to our former CEO (Mr. Ingriselli) with a fair value of $27,000 based on the market price on the date of issuance, and 30,848 shares were issued to employees for the cashless exercise of options. The 80,000 shares of restricted stock were issued in consideration for Mr. Ingriselli rejoining the Company as its President and Chief Executive Officer in May 2018. Mr. Ingriselli subsequently resigned as President and Chief Executive Officer on September 27, 2018 and the shares of restricted stock fully vested on October 1, 2018 pursuant to a separation agreement entered into with him.

Also, restricted stock awards were granted to Messrs. Frank C. Ingriselli (then President) and Clark R. Moore (Executive Vice President, General Counsel and Secretary) of 60,000 and 50,000 shares, respectively, under the Company’s Amended and Restated 2012 Equity Incentive Plan during the year ended December 31, 2018. The restricted stock awards vest as follows: 100% on the six-month anniversary of the grant date. These shares have a total fair value of $164,000 based on the market price on the issuance date. Upon Mr. Ingriselli’s resignation, noted above, the 60,000 shares of restricted stock fully vested on October 1, 2018 pursuant to a separation agreement entered into with him.

Subsequent restricted stock awards were granted to 12 employees and two directors totaling an aggregate of 714,000 shares (90,000 shares on September 27, 2018 and 624,000 shares on December 12, 2018), under the Company’s Amended and Restated 2012 Equity Incentive Plan. The grants for a total of 40,000 of the restricted stock awards vest as follows: 100% on the one-year anniversary of the grant date. These shares have a total fair value of $88,000 based on the market price on the issuance date. The grant for 50,000 shares of restricted stock vest as follows: 50% on the one-year anniversary of the grant date and 50% on the second-year anniversary of the grant date. These shares have a total fair value of $109,000 based on the market price on the issuance date. The grant for 624,000 shares of restricted stock vest as follows: 33.3% on the one-year anniversary of the grant date, 33.3% on the two-year anniversary of the grant date and 33.3% on the third-year anniversary of the grant date. These shares have a total fair value of $830,000 based on the market price on the issuance date. In each case above the restricted shares are subject to the recipient of the shares being an employee of or consultant to the Company on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement, as applicable, entered into by and between the Company and the recipient. In addition, 65,017 shares were issued to an employee for the cashless exercise of options, and 192,208 shares were issued for the exercise of warrants at an exercise price of $0.322 per share for an aggregate exercise price of $64,000.

In April 2019, restricted stock awards were granted to three new employees and one consultant for an aggregate of 160,000 shares of the Company’s common stock, under the Company’s Amended and Restated 2012 Equity Incentive Plan. The grant for a total of 50,000 of the restricted stock awards vests as follows: 100% on the one-year anniversary of the grant date, subject to the recipient’s continued service with the Company. These shares have a total fair value of $135,000 based on the market price on the issuance date. The grants for 110,000 shares of restricted stock vest as follows: 50% on the one-year anniversary of the grant date and 50% on the second-year anniversary of the grant date, subject to the recipient’s continued service with the Company. These shares have a total fair value of $253,000 based on the market price on the issuance date.

On July 18, 2019, 50,000 shares of restricted stock were awarded to an advisor under the Company’s Amended and Restated 2012 Equity Incentive Plan. The restricted stock vests as follows: 100% on the six-month anniversary of the grant date, subject to the recipient’s continued service with the Company. These shares have a total fair value of $83,000, based on the market price on the issuance date.

On August 28, 2019, restricted stock awards were granted to three directors for an aggregate of 170,000 shares of the Company’s common stock, under the Company’s Amended and Restated 2012 Equity Incentive Plan (70,000 shares to Mr. John Scelfo and 50,000 shares to Mr. H. Douglas Evans). The grant for a total of 120,000 of the restricted stock awards vests as follows: 100% on July 12, 2020, subject to the recipient’s continued service with the Company. These shares have a total fair value of $187,000 based on the market price on the issuance date. The grants for 50,000 shares of restricted stock vest as follows: 100% on September 27, 2020, subject to the recipient’s continued service with the Company. These shares have a total fair value of $78,000 based on the market price on the issuance date. Additionally, 50,000 shares of restricted stock were awarded to a director for advisory services provided to the Company under the Company’s Amended and Restated 2012 Equity Incentive Plan. The restricted stock vests as follows: 100% on July 12, 2020, subject to the recipient’s continued service with the Company. These shares have a total fair value of $78,000, based on the market price on the issuance date.

On October 5, 2019, 250,000 shares of restricted stock were awarded to an advisor under the Company’s Amended and Restated 2012 Equity Incentive Plan. The restricted stock vests as follows: 100% on the six-month anniversary of the grant date, subject to the recipient’s continued service with the Company. These shares have a total fair value of $350,000, based on the market price on the issuance date.

On November 8, 2019, the Company entered into an Advisory Agreement and Restricted Shares Grant Agreement with Viktor Tkachev, a greater than 10% stockholder of the Company (who acquired $12 million of shares of common stock on September 17, 2019), under which Mr. Tkachev agreed to provide strategic planning and business development services, and pursuant to which 100,000 shares of restricted common stock were awarded to Mr. Tkachev under the Company’s Amended and Restated 2012 Equity Incentive Plan, 100% of which vest on the six-month anniversary of the grant date, subject to the recipient’s continued service with the Company and the terms and conditions of these agreements. These shares have a total fair value of $128,000 based on the market price on the issuance date.

Also on November 8, 2019, the Company entered into an Advisory Agreement with Ivar Siem, a member of the Board of Directors, pursuant to which the 50,000 restricted shares of common stock previously awarded to Mr. Siem on August 28, 2019 under the Plan continue to vest, with 100% vesting on July 12, 2020, subject to Mr. Siem continuing to provide advisory services to the Company on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between the Company and Mr. Siem on August 28, 2019. The Advisory Agreement contains customary confidentiality, indemnification and no conflict language; and may be terminated by the Company or the advisor with 15 days prior written notice for any reason.

The awarded shares above are subject to trading restrictions, and forfeiture, subject to the vesting terms described above. When such securities are vested in accordance with their terms, the trading restrictions are lifted.

Stock-based compensation expense recorded related to restricted stock during the years ended December 31, 2019 and 2018 was $1,259,000 and $659,000, respectively. The remaining amount of unamortized stock-based compensation expense related to restricted stock at December 31, 2019 and 2018 was $999,000 and $967,000, respectively.

Options

On August 14, 2019, the Company issued 9,782 total shares of common stock upon the cashless exercise of stock options to purchase an aggregate of 12,500 shares of common stock with an exercise price of $0.31 per share, based on a then current market value of $1.42 per share, under the terms of the options. The options had an intrinsic value of $14,000 on the exercise date.

              On September 27, 2018, the Company granted options to purchase an aggregate of 120,000 and 100,000 shares of common stock an exercise price of $2.19 per share to John J. Scelfo, our Chairman, and H. Douglas Evans, a Director, respectively, all pursuant to the Company’s 2012 Amended and Restated Equity Incentive Plan and in consideration for their joining the Company’s board of directors and committees thereof. The options have a term of five years and fully vest on the one-year anniversary of the vesting commencement date contingent upon the recipient’s continued service with the Company. The aggregate fair value of the options on the date of grant, using the Black-Scholes model, was $417,000. Variables used in the Black-Scholes option-pricing model for the options issued include: (1) a discount rate of 2.75%, (2) expected term of 3.0 years, (3) expected volatility of 171%, and (4) zero expected dividends.

On December 12, 2018, the Company granted options to purchase an aggregate of 50,000 shares of common stock to an employee at an exercise price of $1.33 per share. The options have a term of five years and fully vest in December 2021. 33.3% vest each subsequent year from the date of grant contingent upon the recipient’s continued service with the Company. The aggregate fair value of the options on the date of grant, using the Black-Scholes model, was $59,000. Variables used in the Black-Scholes option-pricing model for the options issued include: (1) a discount rate of 2.75%, (2) expected term of 3.5 years, (3) expected volatility of 164%, and (4) zero expected dividends.

Compensation of Directors

The following table sets forth compensation information with respect to our non-executive directors during our fiscal year ended December 31, 2019.

Name	Fees Earned or Paid in Cash ($)*	Stock Awards ($) (1) (2) (3)	All Other Compensation ($)	Total ($)
John J. Scelfo	$-	$109,200	$-	$109,200
Ivar Siem	$-	$156,000	$-	$156,000
H. Douglas Evans	$-	$78,000	$-	$78,000

* The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1)
Amounts in this column represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. For additional information on the valuation assumptions with respect to the restricted stock grants, refer to “Part II” - “Item 8. Financial Statements and Supplementary Data” - “Note 11 – Stockholders’ Equity – Common Stock” of the 2019 annual report. These amounts do not correspond to the actual value that will be recognized by the named individuals from these awards.

(2)
Mr. Scelfo, Mr. Evans and Mr. Siem received grants of 70,000, 50,000 and 50,000 shares of restricted stock, respectively, on August 28, 2019, each with an aggregate grant date fair value of $109,200, $78,000 and $78,000, respectively, which will vest in full on July 12, 2020, September 27, 2020 and July 12, 2020, respectively. For the year ended December 31, 2019, there was compensation of $88,000, related to these grants.

(3)
Mr. Siem also received an additional grant of 50,000 shares of restricted stock, on August 28, 2019, for advisory services provided to the Company with an aggregate grant date fair value of $78,000, which will vest in full on July 12, 2019. For the year ended December 31, 2019, there was compensation of $26,000, related to these grants.

Effective September 27, 2018, the Board no longer has a formal compensation program; provided that the Board of Directors and/or the Compensation Committee may authorize compensation (including, but not limited to cash, options and restricted stock) to the members of the Board of Directors from time to time in their discretion.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information, as of December 31, 2019, with respect to our compensation plans under which common stock is authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted-average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column A) (C)
Equity compensation plans approved by stockholders (1)	699,635	$2.76	3,341,870(2)
Equity compensation plans not approved by stockholders (3)	204,043	$1.58	-
Total	903,678	$2.50	3,341,870

(1)
Consists of (i) options to purchase 21,635 shares of common stock issued and outstanding under the Pacific Energy Development Corp. 2012 Amended and Restated Equity Incentive Plan, and (ii) options to purchase 678,000 shares of common stock issued and outstanding under the PEDEVCO Corp. 2012 Amended and Restated Equity Incentive Plan.

(2)	Consists of 3,341,870 shares of common stock reserved and available for issuance under the PEDEVCO Corp. 2012 Amended and Restated Equity Incentive Plan.

(3)
Consists of (i) options to purchase 53,714 shares of common stock granted by Pacific Energy Development Corp. to employees and consultants of the company in October 2011 and June 2012, and (ii) warrants to purchase 150,329 shares of common stock granted by PEDEVCO Corp. to lenders in June 2018.

Equity Compensation Plan Information

2012 Plan

General. On June 26, 2012, our board of directors adopted the Blast Energy Services, Inc. 2012 Equity Incentive Plan, which was approved by our stockholders on July 30, 2012 and subsequently renamed to the PEDEVCO Corp. 2012 Equity Incentive Plan in connection with our name change from Blast Energy Services, Inc. to PEDEVCO Corp. The 2012 Equity Incentive Plan provides for awards of incentive stock options, non-statutory stock options, rights to acquire restricted stock, stock appreciation rights, or SARs, and performance units and performance shares. Subject to the provisions of the 2012 Equity Incentive Plan relating to adjustments upon changes in our common stock, an aggregate of 200,000 shares of common stock were reserved for issuance under the 2012 Equity Incentive Plan. On April 23, 2014, the board of directors adopted an amended and restated 2012 Equity Incentive Plan, to increase by 500,000 shares, the number of awards available for issuance under the plan, which was approved by stockholders on June 27, 2014. On July 27, 2015, the board of directors adopted an amended and restated 2012 Equity Incentive Plan, to increase by 300,000 shares, the number of awards available for issuance under the plan, which was approved by stockholders on October 7, 2015. On October 21, 2016, the board of directors adopted an amended and restated 2012 Equity Incentive Plan, to increase by 500,000 shares, the number of awards available for issuance under the plan, which was approved by stockholders on December 28, 2016. On November 6, 2017, the board of directors adopted an amended and restated 2012 Equity Incentive Plan, to increase by 1,500,000 shares, the number of awards available for issuance under the plan, which was approved by stockholders on December 28, 2017. On August 10, 2018, the board of directors adopted an amended and restated 2012 Equity Incentive Plan, to increase by 3,000,000 shares, the number of awards available for issuance under the plan, which was approved by stockholders on September 27, 2018. On July 1, 2019, the board of directors adopted an amended and restated 2012 Equity Incentive Plan, to increase by 2,000,000 shares, the number of awards available for issuance under the plan, which was approved by stockholders on August 28, 2019.

We refer to the 2012 Amended and Restated Incentive Plan as the 2012 Plan.

Purpose. Our board of directors adopted the 2012 Plan to provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock, to assist in attracting and retaining the services of such persons, to bind the interests of eligible recipients more closely to our interests by offering them opportunities to acquire shares of our common stock and to afford such persons stock-based compensation opportunities that are competitive with those afforded by similar businesses.

Administration. Unless it delegates administration to a committee, our board of directors administers the 2012 Plan. Subject to the provisions of the 2012 Plan, our board of directors has the power to construe and interpret the 2012 Plan, and to determine: (a) the fair value of common stock subject to awards issued under the 2012 Plan; (b) the persons to whom and the dates on which awards will be granted; (c) what types or combinations of types of awards will be granted; (d) the number of shares of common stock to be subject to each award; (e) the time or times during the term of each award within which all or a portion of such award may be exercised; (f) the exercise price or purchase price of each award; and (g) the types of consideration permitted to exercise or purchase each award and other terms of the awards.

Eligibility. Incentive stock options may be granted under the 2012 Plan only to employees of us and our affiliates. Employees, directors and consultants of us and our affiliates are eligible to receive all other types of awards under the 2012 Plan.

Terms of Options and SARs. The exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases, may not be less than 110% of such fair market value. The exercise price of nonstatutory options also may not be less than the fair market value of the common stock on the date of grant.

Options granted under the 2012 Plan may be exercisable in cumulative increments, or “vest,” as determined by our board of directors. Our board of directors has the power to accelerate the time as of which an option may vest or be exercised. The maximum term of options, SARs and performance shares and units under the 2012 Plan is ten years, except that in certain cases, the maximum term is five years. Options, SARs and performance shares and units awarded under the 2012 Plan generally will terminate three months after termination of the participant’s service, subject to certain exceptions.

A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the recipient, only the recipient may exercise an option, SAR or performance share or unit. Our board of directors may grant nonstatutory stock options, SARs and performance shares and units that are transferable to the extent provided in the applicable written agreement.

Terms of Restricted Stock Awards. Our board of directors may issue shares of restricted stock under the 2012 Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in its sole discretion.

Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by our board of directors. In the event a recipient’s employment or service with us terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to us in accordance with such restricted stock agreement.

Rights to acquire shares of common stock under the restricted stock purchase or grant agreement shall be transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as our board of directors shall determine in its discretion, so long as shares of common stock awarded under the restricted stock agreement remain subject to the terms of such agreement.

Adjustment Provisions. If any change is made to our outstanding shares of common stock without our receipt of consideration (whether through reorganization, stock dividend or stock split, or other specified change in our capital structure), appropriate adjustments may be made in the class and maximum number of shares of common stock subject to the 2012 Plan and outstanding awards. In that event, the 2012 Plan will be appropriately adjusted in the class and maximum number of shares of common stock subject to the 2012 Plan, and outstanding awards may be adjusted in the class, number of shares and price per share of common stock subject to such awards.

Effect of Certain Corporate Events. In the event of (a) a liquidation or dissolution of the Company; (b) a merger or consolidation of the Company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary); (c) a sale of all or substantially all of the assets of the Company; or (d) a purchase or other acquisition of more than 50% of the outstanding stock of the Company by one person or by more than one person acting in concert, any surviving or acquiring corporation may assume awards outstanding under the 2012 Plan or may substitute similar awards. Unless the stock award agreement otherwise provides, in the event any surviving or acquiring corporation does not assume such awards or substitute similar awards, then the awards will terminate if not exercised at or prior to such event.

Duration, Amendment and Termination. Our board of directors may suspend or terminate the 2012 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2012 Plan will terminate ten years from the date of its adoption by our board of directors, i.e., in June 2022.

Our board of directors may also amend the 2012 Plan at any time, and from time to time. However, except as it relates to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. Our board of directors may submit any other amendment to the 2012 Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable.

As of the Record Date, options to purchase 1,287,000 shares of common stock and 5,044,130 shares of restricted stock have been issued under the 2012 Plan, with 1,668,870 shares of common stock remaining available for issuance under the 2012 Plan. The options have a weighted average exercise price of $2.19 per share and have expiration dates ranging from 2021 to 2025.

2012 Pacific Energy Development (Pre-Merger) Plan

On February 9, 2012, prior to the Pacific Energy Development merger, Pacific Energy Development adopted the Pacific Energy Development 2012 Equity Incentive Plan, which we refer to as the 2012 Pre-Merger Plan. We assumed the obligations of the 2012 Pre-Merger Plan pursuant to the Pacific Energy Development merger, though the 2012 Pre-Merger Plan has been superseded by the 2012 Plan (described above).

The 2012 Pre-Merger Plan provides for awards of incentive stock options, non-statutory stock options, rights to acquire restricted stock, stock appreciation rights, or SARs, and performance units and performance shares. Subject to the provisions of the 2012 Pre-Merger Plan relating to adjustments upon changes in our common stock, an aggregate of 100,000 shares of common stock have been reserved for issuance under the 2012 Pre-Merger Plan.

The board of directors of Pacific Energy Development adopted the 2012 Pre-Merger Plan to provide a means by which its employees, directors and consultants may be given an opportunity to benefit from increases in the value of its common stock, to assist in attracting and retaining the services of such persons, to bind the interests of eligible recipients more closely to our interests by offering them opportunities to acquire shares of our common stock and to afford such persons stock-based compensation opportunities that are competitive with those afforded by similar businesses.

The exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases, may not be less than 110% of such fair market value. The exercise price of nonstatutory options also may not be less than the fair market value of the common stock on the date of grant. Options granted under the 2012 Pre-Merger Plan may be exercisable in cumulative increments, or “vest,” as determined by the board of directors of Pacific Energy Development at the time of grant.

Shares of restricted stock could be issued under the 2012 Pre-Merger Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in the sole discretion of the Pacific Energy Development board of directors. Shares of restricted stock acquired under a restricted stock purchase or grant agreement could, but need not, be subject to forfeiture or other restrictions that will lapse in accordance with a vesting schedule determined by the board of directors of Pacific Energy Development at the time of grant. In the event a recipient’s employment or service with the Company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to the Company in accordance with such restricted stock agreement.

Appropriate adjustments may be made to outstanding awards in the event of changes in our outstanding shares of common stock, whether through reorganization, stock dividend or stock split, or other specified change in capital structure of the Company. In the event of liquidation, merger or consolidation, sale of all or substantially all of the assets of the Company, or other change in control, any surviving or acquiring corporation may assume awards outstanding under the 2012 Pre-Merger Plan or may substitute similar awards. Unless the stock award agreement otherwise provides, in the event any surviving or acquiring corporation does not assume such awards or substitute similar awards, then the awards will terminate if not exercised at or prior to such event.

As of the date of this Annual Report, 21,635 options remain outstanding under the 2012 Pre-Merger Plan. These options have a weighted average exercise price of $4.98 per share and have expiration dates ranging from May 31, 2021 to June 18, 2022.

2017 Say on Pay Vote

At the annual meeting of our stockowners held on December 28, 2017, stockholders holding 37.2% of the total shares eligible to be voted at the annual meeting, 91.9% of the shares voted at the annual meeting and 94.9% of the total votes cast on the proposal, voted in favor of our named executive officers’ 2017 compensation. The board of directors and the Compensation Committee considered these favorable results and did not make significant changes to our executive compensation program because it believes this advisory stockholder vote indicates strong support for our current compensation policies. Stockholders are being asked to vote on execution compensation again at the annual meeting.

Agreements with Current Named Executive Officers

Dr. Simon Kukes. Dr. Kukes has agreed to receive an annual salary of $1 as his compensation for serving as Chief Executive Officer of the Company and as a member of the Board of Directors and to not charge the Company for any personal business expenses he incurs in connection with such positions. Notwithstanding the above, Dr. Kukes was not paid any salary for 2019 or 2018.

J. Douglas Schick. On August 1, 2018, in connection with his appointment as President of the Company, we entered into an offer letter with J. Douglas Schick (the “Offer Letter”). Pursuant to the Offer Letter, Mr. Schick agreed to serve as President of the Company on an at-will basis; the Company agreed to pay Mr. Schick $20,833 per month (as reduced by the Temporary Salary Reductions as discussed below) and that Mr. Schick is eligible for an annual bonus in the discretion of the Company totaling up to 40% of his then current salary and may also receive grants of restricted stock and options in the Board of Directors’ sole discretion. Mr. Schick’s employment may be terminated by him or the Company with 30 days prior written notice. In the event Mr. Schick’s employment with the Company is terminated by the Company without “Cause,” the Company will (a) pay Mr. Schick an amount equal to twelve (12) months of his then-current annual base salary, and (b) immediately accelerate by twelve (12) months the vesting of all outstanding Company restricted stock and options exercisable for Company capital stock held by Mr. Schick. For purposes of the Offer Letter, “Cause” means Mr. Schick’s (1) conviction of, or plea of nolo contendere to, a felony or any other crime involving moral turpitude; (2) fraud on or misappropriation of any funds or property of the Company or any of its affiliates, customers or vendors; (3) act of material dishonesty, willful misconduct, willful violation of any law, rule or regulation, or breach of fiduciary duty involving personal profit, in each case made in connection with his responsibilities as an employee, officer or director of the Company and which has, or could reasonably be deemed to result in, a material adverse effect upon the Company; (4) illegal use or distribution of drugs; (5) willful material violation of any policy or code of conduct of the Company; or (6) material breach of any provision of the Offer Letter or any other employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by him for the benefit of the Company or any of its affiliates, all as reasonably determined in good faith by the Board of Directors of the Company. However, an event that is or would constitute “Cause” shall cease to be “Cause” if he reverses the action or cures the default that constitutes “Cause” within 10 days after the Company notifies him in writing that Cause exists.

The Offer Letter contains standard confidentiality provisions; a standard non-compete restriction prohibiting Mr. Schick from competing against the Company during the term of his employment and for one year thereafter in connection with any directly competitive enterprise, commercial venture, or project involving petroleum exploration, development, or production activities in the same geographic areas as the Company’s activities or doing business with the Company during the six-month period before the termination of his employment, with certain exceptions; and a non-solicitation provision prohibiting him from inducing or attempting to induce any employee of the company from leaving their employment with the Company and/or attempting to induce any consultant, service provider, customer or business relation of the Company from terminating their relationship with the Company during the term of his employment and for one year thereafter.

On March 31, 2020, Mr. Schick and the Company entered into an amendment to his Offer Letter discussed in greater detail below under “Temporary Salary Reductions and Amendments to Employment Agreements”.

Clark R. Moore. Pacific Energy Development, our wholly-owned subsidiary, has entered into an employment agreement, dated June 10, 2011, as amended January 11, 2013, with Clark Moore, its Executive Vice President, Secretary and General Counsel (the “Moore Employment Agreement”), pursuant to which, effective June 1, 2011, Mr. Moore has been employed by Pacific Energy Development, with a current annual base salary of $250,000 (which has been reduced by the Temporary Salary Reductions discussed below), and a target annual cash bonus of between 20% and 40% of his base salary, awardable by the board of directors in its discretion. In addition, Mr. Moore’s employment agreement includes, among other things, severance payment provisions that would require the Company to make lump sum payments equal to 18 months’ salary and target bonus to Mr. Moore in the event his employment is terminated due to his death or disability, terminated without “Cause” or if he voluntarily resigns for “Good Reason” (36 months in connection with a “Change of Control”), and continuation of benefits for up to 36 months (48 months in connection with a “Change of Control”), as such terms are defined in the employment agreement. The employment agreement also prohibits Mr. Moore from engaging in competitive activities during and following termination of his employment that would result in disclosure of our confidential information, but does not contain a general restriction on engaging in competitive activities.

For purposes of the Moore Employment Agreement, the term “Cause” means his (1) conviction of, or plea of nolo contendere to, a felony or any other crime involving moral turpitude; (2) fraud on or misappropriation of any funds or property of our company or any of its affiliates, customers or vendors; (3) act of material dishonesty, willful misconduct, willful violation of any law, rule or regulation, or breach of fiduciary duty involving personal profit, in each case made in connection with his responsibilities as an employee, officer or director of our company and which has, or could reasonably be deemed to result in, a Material Adverse Effect upon our company; (4) illegal use or distribution of drugs; (5) material violation of any policy or code of conduct of our company; or (6) material breach of any provision of the employment agreement or any other employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by him for the benefit of our company or any of its affiliates, all as reasonably determined in good faith by the board of directors of our company. However, an event that is or would constitute “Cause” shall cease to be “Cause” if he reverses the action or cures the default that constitutes “Cause” within 10 days after our company notifies him in writing that Cause exists. No act or failure to act on Mr. Moore’s part will be considered “willful” unless it is done, or omitted to be done, by him in bad faith or without reasonable belief that such action or omission was in the best interests of our company. Any act or failure to act that is based on authority given pursuant to a resolution duly passed by the board of directors, or the advice of counsel to our company, shall be conclusively presumed to be done, or omitted to be done, in good faith and in the best interests of the Company.

For purposes of the Moore Employment Agreement, “Material Adverse Effect” means any event, change or effect that is materially adverse to the condition (financial or otherwise), properties, assets, liabilities, business, operations or results of operations of our company or its subsidiaries, taken as a whole.

For purposes of the Moore Employment Agreement, “Good Reason” means the occurrence of any of the following without his written consent: (a) the assignment to him of duties substantially inconsistent with this employment agreement or a material adverse change in his titles or authority; (b) any failure by our company to comply with the compensation provisions of the agreement in any material way; (c) any material breach of the employment agreement by our company; or (d) the relocation of him by more than fifty (50) miles from the location of our company’s office located in Danville, California. However, an event that is or would constitute “Good Reason” shall cease to be “Good Reason” if: (i) he does not terminate employment within 45 days after the event occurs; (ii) before he terminates employment, we reverse the action or cure the default that constitutes “Good Reason” within 10 days after he notifies us in writing that Good Reason exists; or (iii) he was a primary instigator of the “Good Reason” event and the circumstances make it inappropriate for him to receive “Good Reason” termination benefits under the employment agreement (e.g., he agrees temporarily to relinquish his position on the occurrence of a merger transaction he assists in negotiating).

              For purposes of the Moore Employment Agreement, “Change of Control” means: (i) a merger, consolidation or sale of capital stock by existing holders of capital stock of our company that results in more than 50% of the combined voting power of the then outstanding capital stock of our company or its successor changing ownership; (ii) the sale, or exclusive license, of all or substantially all of our company’s assets; or (iii) the individuals constituting our company’s board of directors as of the date of the employment agreement (the “Incumbent Board of Directors”) cease for any reason to constitute at least 1/2 of the members of the board of directors; provided, however, that if the election, or nomination for election by our stockholders, of any new director was approved by a vote of the Incumbent Board of Directors, such new director shall be considered a member of the Incumbent Board of Directors. Notwithstanding the foregoing and for purposes of clarity, a transaction shall not constitute a Change in Control if: (w) its sole purpose is to change the state of our company’s incorporation; (x) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held our company’s securities immediately before such transaction; or (y) it is a transaction effected primarily for the purpose of financing our company with cash (as determined by the board of directors in its discretion and without regard to whether such transaction is effectuated by a merger, equity financing or otherwise).

On March 31, 2020, Mr. Moore and the Company entered into an amendment to his employment agreement discussed in greater detail below under “Temporary Salary Reductions and Amendments to Employment Agreements”.

Paul A. Pinkston. On December 1, 2018, the Company appointed Mr. Pinkston as the Chief Accounting Officer of the Company and Mr. Pinkston commenced employment with the Company pursuant to the terms of an Offer Letter, dated October 16, 2018, and effective December 1, 2018, entered into by and between the Company and Mr. Pinkston (the “Pinkston Offer Letter”). Also effective on December 1, 2018, Mr. Pinkston commenced serving as the Company’s Principal Financial and Accounting Officer of the Company.

Pursuant to the Pinkston Offer Letter, Mr. Pinkston agreed to serve as Chief Accounting Officer of the Company on an at-will basis, the Company agreed to pay Mr. Pinkston $11,666.67 per month (subject to the Temporary Salary Reductions discussed below), Mr. Pinkston is eligible for an annual bonus in the discretion of the Board of Directors of the Company totaling up to 30% of his then current salary, Mr. Pinkston may also receive grants of restricted stock and options in the Board of Directors’ sole discretion, and Mr. Pinkston’s employment may be terminated by him or the Company with 30 days prior written notice. In addition, Mr. Pinkston was granted 30,000 shares of the Company’s common stock under the Company’s employee equity incentive plan, 50% of which shares vest on Mr. Pinkston’s one (1) year anniversary of his employment commencement date, and 50% of which shares vest on Mr. Pinkston’s two (2) year anniversary of his employment commencement date, subject to Mr. Pinkston’s continued service with the Company and the terms of a Board-approved restricted stock purchase agreement entered into between Mr. Pinkston and the Company.

The Pinkston Offer Letter contains standard confidentiality provisions and a standard a non-solicitation provision prohibiting him from inducing or attempting to induce any employee of the Company from leaving their employment with the Company and/or attempting to induce any consultant, service provider, customer or business relation of the Company from terminating their relationship with the Company during the term of his employment and for one year thereafter.

Temporary Salary Reductions and Amendments to Employment Agreements

On March 31, 2020, as part of the Company’s efforts to reduce operating and corporate costs, the independent Compensation Committee of the Company’s Board of Directors approved a 20% reduction in salary for all of the Company’s salaried employees, effective April 1, 2020 (the “Temporary Salary Reductions”).

In connection with the 20% salary reduction, on March 31, 2020, the Company and each of Mr. Douglas J. Schick, the Company’s President, and Mr. Clark R. Moore, the Company’s Executive Vice President, General Counsel, and Secretary, entered into amendments to their respective employment agreements (the “Amendments”) to effect the salary reductions on a temporary basis, until such time as the Company determines, in its reasonable discretion, that oil markets have recovered to acceptable levels (the “Salary Reduction Period”), which determination has not been made to date. The Amendments to Messrs. Schick’s and Moore’s employment agreements do not, however, reduce the amount of severance compensation that such executive would receive under their respective employment agreements in the event of an applicable termination of their respective employment, subject to the terms of such employment agreements.

In addition, the amendment entered into with Mr. Schick includes a provision whereby, in the event Mr. Schick’s employment with the Company is voluntarily terminated by him due to the Company failing to pay his base salary (as currently reduced as disclosed above) without his written consent, the Company will (a) continue to pay Mr. Schick an amount equal to his base salary as in effect immediately before his termination of employment on the same bi-monthly schedule and amounts (less required withholdings) as he received such salary payments prior to his date of termination (the “Cash Payments”), which Cash Payments shall be reported by the Company on IRS Form 1099 as income to Mr. Schick and will continue until the earlier to occur of (x) the date that is twelve (12) months after the termination of his employment or (y) the date that he commences employment with another employer that pays him a base salary equal to, or greater than, his base salary as in effect immediately before his termination of employment, provided that, if his new employer pays him less than his Company base salary, he shall only be entitled to Cash Payment amounts going forward through the remainder of the twelve (12) month term equal to (i) his Company base salary at the time of his termination minus the salary he receives from his new employer; and (b) continue to vest his outstanding Company restricted stock and options exercisable for Company capital stock issued to him by the Company which are then held by him on his date of termination on their then-current vesting schedules during the period of up to twelve (12) months that he continues to receive the Cash Payments, in exchange for a full and complete release of claims against the Company, its affiliates, officers and directors in a form reasonably acceptable to the Company. Upon the date that his Cash Payments discontinue, he shall no longer continue to vest into any outstanding Company restricted stock or options. The Cash Payments payable to Mr. Schick and the other amounts, based on his salary, which may be due to him upon termination of his offer letter upon certain events, and subject to the terms thereof, during the Salary Reduction Period will continue to be based on Mr. Schick’s non-reduced salary.

As discussed above, Dr. Simon Kukes, our Chief Executive Officer and director, has agreed to receive an annual salary of $1 as his compensation for serving as Chief Executive Officer of the Company and as a member of the Board of Directors and to not charge the Company for any personal business expenses he incurs in connection with such positions. We do not currently have a formal written agreement in place with Dr. Kukes. To date, Dr. Kukes has not accepted any salary from the Company (including his $1 annual compensation).

Agreements with Former Named Executive Officers

Frank C. Ingriselli. Mr. Frank C. Ingriselli entered into an Employment Agreement with Pacific Energy Development, our wholly-owned subsidiary on May 10, 2018 (the “Ingriselli Employment Agreement”). Pursuant to the Ingriselli Employment Agreement, which had an effective date of June 1, 2018, Mr. Ingriselli served as our President at an annual base salary of $250,000, and a target annual cash bonus of between 20% and 40% of his base salary, awardable by the Board of Directors in its discretion. The Company also agreed to pay Mr. Ingriselli standard benefits as other executive officers of the Company. In addition, the Ingriselli Employment Agreement included certain termination and severance provisions which provided for, among other things, severance payment provisions that would require the Company to make lump sum payments equal to 18 months’ salary and target bonus (payable within thirty days after termination) to Mr. Ingriselli in the event his employment was terminated due to his death or disability, terminated without “Cause” or if he voluntarily resigned for “Good Reason” (36 months in connection with a “Change of Control”), and continuation of benefits for up to 36 months (48 months in connection with a “Change of Control”), as such terms are defined in the Ingriselli Employment Agreement.

The definitions of “Cause” (including the applicable cure provisions associated therewith), “Material Adverse Effect”, “Good Reason” and “Change of Control” in Mr. Ingriselli’s employment agreement were substantially the same as in Mr. Moore’s employment agreement as discussed above.

In addition, as additional consideration for Mr. Ingriselli rejoining the Company as its President (which position he held until August 2018) and Chief Executive Officer (which position he held until July 2018), on May 10, 2018, the Company granted Mr. Ingriselli 80,000 shares of restricted Company common stock under the Company’s Amended and Restated 2012 Equity Incentive Plan, vesting with respect to 60,000 shares on the six (6) month anniversary of June 1, 2018 and 20,000 of the shares on the nine (9) month anniversary of June 1, 2018, subject to his continued service as an employee of or consultant to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between the Company and Mr. Ingriselli.

In an effort to reduce the general and administrative expenses of the Company, Mr. Ingriselli, the Company’s then-Chairman and former President and Chief Executive Officer, agreed to retire from the Company as an employee, effective September 6, 2018.  Mr. Ingriselli continued as the Non-Executive Chairman of the Company’s Board of Directors until his resignation from the Board on September 27, 2018, and continued to work with the Company in a transitional consulting capacity until October 1, 2018 (the “Ingriselli Transition Period”) through his wholly-owned consulting firm, Global Ventures Investments Inc. (“GVEST”), pursuant to an Agreement dated September 6, 2018, entered into by and between the Company and GVEST (the “Consulting Agreement”).   Pursuant to the Consulting Agreement, through GVEST Mr. Ingriselli agreed to provide the Company with services in the areas of investor relations, public relations, financing strategies, corporate strategies and development of business opportunities through the Ingriselli Transition Period in exchange for the acceleration of vesting of an aggregate of 140,000 shares of restricted common stock previously issued to Mr. Ingriselli by the Company (the “Unvested Ingriselli Shares”), which would have otherwise vested in full on March 1, 2019, subject to Mr. Ingriselli’s continued service to the Company, and would have otherwise been forfeited by Mr. Ingriselli upon his resignation prior to such vesting date.  In addition, the Company and Mr. Ingriselli entered into an Employee Separation and Release dated September 6, 2018 (the “Ingriselli Separation Agreement”), pursuant to which Mr. Ingriselli agreed to (i) waive all severance benefits to which he was entitled under his Executive Employment Agreement dated May 10, 2018 (the “Ingriselli Employment Agreement”), including, but not limited to, waiver of any payments by the Company to Mr. Ingriselli of a lump sum payment equal to up to eighteen (18) months’ salary and 30% bonus, and continued medical benefits for up to three (3) years, in the event of Mr. Ingriselli’s termination under certain circumstances, pursuant to the terms of the Ingriselli Employment Agreement, and (ii) fully-release the Company from all claims, in exchange for the Company agreeing to (x) allow Mr. Ingriselli to transfer the Unvested Ingriselli Shares to GVEST, and (y) pay a lump sum cash payment of $350,000 to Mr. Ingriselli after seven (7) days following the effectiveness of the Separation Agreement, which the Company paid in full.

Michael L. Peterson. The Company and Mr. Peterson (who previously served as the Company’s President and Chief Executive Officer) entered into a customary Employee Separation and Release on May 10, 2018 (the “Separation Agreement”), pursuant to which Mr. Peterson agreed to fully-release the Company from all claims, in exchange for the Company agreeing to make a lump sum payment of $20,000 upon effectiveness of the Separation Agreement. In addition, in order to assist in the transition of his executive duties to Mr. Ingriselli, and to continue to support the Company’s ongoing efforts to restructure its debt prior to its maturity in the second quarter of 2019, Mr. Peterson agreed to continue to work with the Company in a consulting capacity for a period of twelve (12) months commencing June 1, 2018 (the “Consulting Term”, which was renewable thereafter for additional one month terms pursuant to the terms of the agreement) pursuant to an Independent Contractor Agreement dated May 10, 2018 entered into by and between the Company and Mr. Peterson (the “Peterson Consulting Agreement”).   Pursuant to the Peterson Consulting Agreement, Mr. Peterson provided the Company with executive transition, debt restructuring, strategic planning and capital markets support and services through the Consulting Term in exchange for monthly fee of $5,000. The Peterson Consulting Agreement is terminable by the Company at any time for “Cause”, as similarly defined under the Ingriselli Employment Agreement as described above. The Company terminated the Peterson Consulting Agreement effective June 30, 2019.

On September 1, 2011, Pacific Energy Development, our wholly-owned subsidiary, entered into a Consulting Agreement engaging Michael L. Peterson to serve as Executive Vice President of Pacific Energy Development. This Consulting Agreement was superseded by an employment offer letter dated February 1, 2012, which employment offer letter was later amended and restated in full on June 16, 2012 and further amended on April 25, 2016 in connection with his promotion to the office of Chief Executive Officer of the Company. Pursuant to Mr. Peterson’s employment offer letter, Mr. Peterson served the Chief Executive Officer and President of the Company (positions he held until May 31, 2018) at an annual base salary of $300,000, and a target annual cash bonus of between 20% and 40% of his base salary, awardable by the board of directors in its discretion. Mr. Peterson’s employment offer letter was terminated on May 31, 2018.

Gregory Overholtzer. Mr. Overholtzer served as the Chief Financial Officer of the Company from May 2016 to December 31, 2018, and formerly as the Company’s Corporate Controller from January 2012 to May 2016, and as the Company’s Vice President, Finance and Corporate Controller from June 2012 to May 2016.  Effective May 1, 2016, in connection with Mr. Overholtzer’s appointment as Chief Financial Officer of the Company, the Company entered into an Amendment No. 1 to Employment Agreement on April 25, 2016 with Mr. Overholtzer (the “Amended Overholtzer Employment Agreement”), which amended that certain Employment Letter Agreement dated June 16, 2012, entered into by and between the Company as successor-in-interest to Pacific Energy Development Corp. and Mr. Overholtzer in connection with his original employment with the Company, and provided that the Company may terminate Mr. Overholtzer’ s employment for any reason with thirty (30) days prior written notice (the “Overholtzer Employment Agreement”). Mr. Overholtzer had an annual base salary of $190,000, and was eligible for a discretionary cash performance bonus each year of up to 30% of his then-current annual base salary.

In connection with the Company’s consolidation of accounting operations to its new Houston, Texas headquarters, on December 31, 2018, the Company and Mr. Overholtzer entered into a Separation and General Release Agreement (the “Overholtzer Separation Agreement”) pursuant to which, effective December 31, 2018 (the “Overholtzer Separation Date”), Mr. Overholtzer and the Company mutually agreed to discontinue Mr. Overholtzer’s employment with the Company and Mr. Overholtzer resigned from all positions held with the Company and its subsidiaries. Mr. Overholtzer continued to work with the Company in a transitional consulting capacity until April 7, 2019 (the “Transition Period”) pursuant to a Consulting Agreement entered into by and between the Company and Mr. Overholtzer on January 1, 2019 (the “Overholtzer Consulting Agreement”).   Pursuant to the Overholtzer Consulting Agreement, Mr. Overholtzer agreed to provide accounting and financial reporting services and support to the Company for an average of up to six (6) hours per week during the Overholtzer Transition Period in exchange for cash compensation of $15,000 per month and continued COBRA insurance coverage for Mr. Overholtzer and his dependents paid for by the Company during the Overholtzer Transition Period. Upon the successful conclusion of the Overholtzer Transition Period, (i) the Company agreed to accelerate the vesting of an aggregate of 20,000 shares of restricted common stock previously issued to Mr. Overholtzer by the Company (the “Unvested Overholtzer Shares”), which would have otherwise vested ratably over three years through December 12, 2021, subject to Mr. Overholtzer’s continued service to the Company, and which would have otherwise been forfeited by Mr. Overholtzer upon his separation from the Company prior to such vesting date, (ii) the Company agreed to accelerate the vesting of options to purchase an aggregate of 30,000 shares of the Company’s common stock at an exercise price of $0.3088 per share previously issued to Mr. Overholtzer by the Company (the “Unvested Overholtzer Options”), which would have otherwise vested in full on June 28, 2019, subject to Mr. Overholtzer’s continued service to the Company, and which would have otherwise been forfeited by Mr. Overholtzer upon his separation from the Company prior to such vesting date, and (iii) the Company agreed to extend the exercise period for all of Mr. Overholtzer’s options for a period of three (3) years following the Overholtzer Separation Date (regardless of their original terms).  In addition, pursuant to the Overholtzer Separation Agreement, Mr. Overholtzer agreed to fully-release the Company from all claims in exchange for the Company agreeing to pay a lump sum cash payment of $15,833.33 to Mr. Overholtzer following the effectiveness of the Overholtzer Separation Agreement.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Except as discussed below, referenced below, or otherwise disclosed above under “Executive Compensation”, “Agreements with Current Named Executive Officers” and “Agreements with Former Named Executive Officers”, beginning on pages 16, 23 and 25, respectively, there have been no transactions since January 1, 2018, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds $120,000, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.

Related Transactions

On September 20, 2018, SK Energy LLC (“SK Energy”), a company wholly-owned by our Chief Executive Officer and director, Dr. Simon Kukes, entered into an agreement with American Resources Inc. (“American”), whose principals are Ivar Siem, a member of the Board of Directors of the Company, and J. Douglas Schick, the President of the Company. Pursuant to the agreement, American agreed to assist Dr. Kukes with his investments in the Company and SK Energy agreed to pay American 25% of the profit realized by SK Energy, if any, following the sale or disposal of the securities of the Company which SK Energy holds and may acquire in the future (prior to such sale/disposition). The profit is to be calculated based on (x) the amount of consideration received by SK Energy in connection with the sale of such securities, minus (y) the consideration paid by SK Energy for the securities, increased by 10% each year that such securities are held. The agreement has a term of four years, but can be terminated at any time by SK Energy with written notice to American.

Effective November 8, 2019, the Company entered into an Advisory Agreement and Restricted Shares Grant Agreement with Viktor Tkachev, a greater than 10% stockholder of the Company (who acquired $12 million of shares of common stock on September 17, 2019), under which Mr. Tkachev agreed to provide strategic planning and business development services, and pursuant to which 100,000 shares of restricted common stock were awarded to Mr. Tkachev under the Company’s Amended and Restated 2012 Equity Incentive Plan (the “Plan”), vesting in full on the six-month anniversary of the grant date, subject to his continued service with the Company, in consideration for advisory services to be provided by Mr. Tkachev to the Company. The Advisory Agreement contains customary confidentiality, indemnification and no conflict language, and may be terminated by the Company or the advisor with 15 days prior written notice for any reason.

Effective November 8, 2019, the Company entered into an Advisory Agreement with Ivar Siem, a member of the Board of Directors, pursuant to which the 50,000 restricted shares of common stock previously awarded to Mr. Siem on August 28, 2019 under the Plan continue to vest, with 100% vesting on July 12, 2020, subject to Mr. Siem continuing to provide advisory services to the Company on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between the Company and Mr. Siem on August 28, 2019. The Advisory Agreement contains customary confidentiality, indemnification and no conflict language; and may be terminated by the Company or the advisor with 15 days prior written notice for any reason.

SK Energy Note and Related Transactions

On June 26, 2018, the Company borrowed $7.7 million from SK Energy, which amount was evidenced by a Promissory Note dated June 25, 2018, in the amount of $7.7 million (the “SK Energy Note”). SK Energy is 100% owned and controlled by Dr. Simon Kukes, our Chief Executive Officer and director. The SK Energy Note accrues interest monthly at 8% per annum, payable quarterly (beginning October 15, 2018), in either cash or shares of common stock (at the option of the Company), or with the consent of SK Energy, such interest may be accrued and capitalized. If interest on the SK Energy Note is paid in common stock, SK Energy will be due that number of shares of common stock as equals the amount due divided by the average of the closing sales prices of the Company’s common stock for the ten trading days immediately preceding the last day of the calendar quarter prior to the applicable payment date, rounded up to the nearest whole share of common stock (the “Interest Shares”). The SK Energy Note is due and payable on June 25, 2021, but may be prepaid at any time, without penalty. Other than in connection with the Interest Shares. The SK Energy Note contains standard and customary events of default and upon the occurrence of an event of default, the amount owed under the SK Energy Note accrues interest at 10% per annum. As additional consideration for SK Energy agreeing to the terms of the SK Energy Note, the Company issued SK Energy 600,000 shares of common stock (the “Loan Shares”).

As part of the same transaction and as a required condition to closing the sale of the SK Energy Note, SK Energy entered into a Stock Purchase Agreement with Golden Globe Energy (US), LLC (“GGE”), the then holder of our outstanding 66,625 shares of Series A Convertible Preferred Stock (convertible pursuant to their terms into 6,662,500 shares of the Company’s common stock – 47.6% of the Company’s then outstanding shares post-conversion), pursuant to which on June 25, 2018, SK Energy purchased, for $100,000, all of the Series A Convertible Preferred Stock).

Series A Convertible Preferred Stock Amendment and Conversion

In connection with the Stock Purchase Agreement, and immediately following the closing of the acquisition described in the Stock Purchase Agreement (discussed above), the Company and SK Energy, as the then holder of all of the then outstanding shares of Series A Convertible Preferred Stock, agreed to the filing of an Amendment to the Amended and Restated Certificate of Designations of PEDEVCO Corp. Establishing the Designations, Preferences, Limitations and Relative Rights of Its Series A Convertible Preferred Stock (the “Preferred Amendment”), which amended the designation of our Series A Convertible Preferred Stock (the “Designation”) to remove the beneficial ownership restriction contained therein, which prevented any holder of Series A Convertible Preferred Stock from converting such Series A Convertible Preferred Stock into shares of common stock of the Company if such conversion would result in the holder thereof holding more than 9.9% of the Company’s then outstanding common stock. The Company filed the Preferred Amendment with the Secretary of State of Texas on June 26, 2018.

On July 3, 2018, SK Energy converted all of the Series A Convertible Preferred Stock shares it acquired pursuant to the Stock Purchase Agreement with GGE, pursuant to their terms, into 6,662,500 shares of the Company’s common stock, representing 45.3% of the Company’s then outstanding common stock, and resulting in approximately 14,717,119 shares of the Company’s common stock being issued and outstanding. The issuance was deemed a change of control under applicable NYSE American rules and regulations, provided that such issuance was previously approved at the 2015 annual meeting of stockholders of the Company held on October 7, 2015. The conversion transaction constituted a change in control of the Company under applicable NYSE American rules and regulations. The shares of common stock issued upon conversion of the Series A Convertible Preferred Stock, together with the Loan Shares (issued to SK Energy on June 26, 2018) totaled 49.9% of our then outstanding shares of common stock, which shares are beneficially owned by SK Energy and Dr. Kukes.

Convertible Note Sales

On August 1, 2018, we raised $23,600,000 through the sale of $23,600,000 in Convertible Promissory Notes (the “Convertible Notes”). A total of $22,000,000 in Convertible Notes was purchased by SK Energy; $200,000 in Convertible Notes was purchased by an executive officer of SK Energy; $500,000 in Convertible Notes was purchased by a trust affiliated with John J. Scelfo, a director of the Company; $500,000 in Convertible Notes was purchased by an entity affiliated with Ivar Siem, our director, and J. Douglas Schick, who was appointed as the President of the Company on August 1, 2018; $200,000 in Convertible Notes was purchased by H. Douglas Evans, who was appointed as a member of the Board of Directors on September 27, 2018; and $200,000 in Convertible Notes were purchased by an unaffiliated party.

The Convertible Notes accrue interest monthly at 8.5% per annum, which interest is payable on the maturity date unless otherwise converted into our common stock as described below.

The Convertible Notes and all accrued interest thereon are convertible into shares of our common stock, from time to time after August 29, 2018, at the option of the holders thereof, at a conversion price equal to the greater of (x) $0.10 above the greater of the book value of the Company’s common stock and the closing sales price of the Company’s common stock on the date the Convertible Notes were entered into (the “Book/Market Price”) (which was $2.13 per share); (y) $1.63 per share; and (z) the VWAP Price, defined as the volume weighted average price (calculated by aggregate trading value on each trading day) of the Company’s common stock for the 20 trading days ending August 29, 2018, which price was $2.08 per share, and which conversion price is therefore $2.13 per share.

The conversion of the SK Energy Convertible Note is subject to a 49.9% conversion limitation (for so long as SK Energy or any of its affiliates holds such note), which prevents the conversion of any portion thereof into common stock of the Company if such conversion would result in SK Energy beneficially owning (as such term is defined in the Exchange Act)(“Beneficially Owning”) more than 49.9% of the Company’s outstanding shares of common stock.

The conversion of the other Convertible Notes is subject to a 4.99% conversion limitation, at any time such note is Beneficially Owned by any party other than (i) SK Energy or any of its affiliates (which is subject to the separate conversion limitation described above); (ii) any officer of the Company; (iii) any director of the Company; or (iv) any person which at the time of first obtaining Beneficial Ownership of the Convertible Note beneficially owns more than 9.99% of the Company’s outstanding common stock or voting stock (collectively (ii) through (iv), “Borrower Affiliates”). The Convertible Notes are not subject to a conversion limitation at any time they are owned or held by Borrower Affiliates.

The Convertible Notes are due and payable on August 1, 2021, but may be prepaid at any time, without penalty. The Convertible Notes contain standard and customary events of default and upon the occurrence of an event of default, the amount owed under the Convertible Notes accrues interest at 10% per annum.

The terms of the Convertible Notes may be amended or waived and such amendment or waiver shall be applicable to all of the Convertible Notes with the written consent of Convertible Note holders holding at least a majority in interest of the then aggregate dollar value of Convertible Notes outstanding.

Additional Convertible Note Sales

On October 25, 2018, the Company borrowed an additional $7.0 million from SK Energy, through the issuance of a convertible promissory note in the amount of $7.0 million (the “October 2018 Convertible Note”). The October 2018 Convertible Note accrues interest monthly at 8.5% per annum, which is payable on the maturity date, unless otherwise converted into shares of the Company’s common stock as described below. The October 2018 Convertible Note and all accrued interest thereon are convertible into shares of the Company’s common stock, at the option of the holder thereof, at a conversion price equal to $1.79 per share. Further, the conversion of the October 2018 Convertible Note is subject to a 49.9% conversion limitation which prevents the conversion of any portion thereof into common stock of the Company if such conversion would result in SK Energy or any of its affiliates beneficially owning more than 49.9% of the Company’s outstanding shares of common stock. The October 2018 Convertible Note is due and payable on October 25, 2021 but may be prepaid at any time without penalty.

Also on October 25, 2018, the Company and SK Energy agreed to convert an aggregate of $164,000 of interest accrued under the SK Energy Note from its effective date through September 30, 2018 into 75,118 shares of the Company’s common stock, based on a conversion price equal to $2.18 per share, pursuant to the conversion terms of the SK Energy Note.

January 2019 SK Energy Convertible Note

On January 11, 2019, the Company borrowed an additional $15.0 million from SK Energy, through the issuance of a convertible promissory note in the amount of $15.0 million (the “January 2019 Convertible Note”). The January 2019 Convertible Note accrues interest monthly at 8.5% per annum, which is payable on the maturity date, unless otherwise converted into shares of the Company’s common stock as described below. The January 2019 Convertible Note and all accrued interest thereon are convertible into shares of the Company’s common stock, at the option of the holder thereof, at a conversion price equal to $1.50 per share. Further, the conversion of the January 2019 Convertible Note is subject to a 49.9% conversion limitation which prevents the conversion of any portion thereof into common stock of the Company if such conversion would result in SK Energy or any of its affiliates beneficially owning more than 49.9% of the Company’s outstanding shares of common stock. The January 2019, Convertible Note is due and payable on January 11, 2022 but may be prepaid at any time without penalty. In February 2019, the January 2019 Convertible Note was converted into common stock as discussed below.

Convertible Notes Amendment and Conversion

On February 15, 2019, the Company and SK Energy agreed to amend the terms of $23.6 million in Convertible Promissory Notes sold in August 2018 (including $22 million acquired by SK Energy) and a $7 million Convertible Note sold to SK Energy in October 2018, each described in further detail above, as well as the January 2019 Convertible Note, whereby each of the notes were amended to remove the conversion limitation that previously prevented SK Energy from converting any portion of the notes into common stock of the Company if such conversion would have resulted in SK Energy beneficially owning more than 49.9% of the Company’s outstanding shares of common stock.

Immediately following the entry into the Amendment, on February 15, 2019, SK Energy elected to convert (i) all $15,000,000 of the outstanding principal and all $126,000 of accrued interest under the January 2019 Convertible Note into common stock of the Company at a conversion price of $1.50 per share as set forth in the January 2019 Convertible Note into 10,083,819 shares of restricted common stock of the Company, and (ii) all $7,000,000 of the outstanding principal and all $18,700 of accrued interest under the October 2018 note into common stock of the Company at a conversion price of $1.79 per share as set forth in the October 2018 note into 4,014,959 shares of restricted common stock of the Company, which shares in aggregate represented approximately 47.1% of the Company’s then 29,907,223 shares of issued and outstanding Company common stock after giving effect to the conversions.

SK Energy Note Amendment; Note Purchases and Conversion

On March 1, 2019, the Company and SK Energy entered into a First Amendment to Promissory Note (the “SK Energy Note Amendment”) which amended the note dated June 25, 2018, evidencing $7.7 million of principal owed to SK Energy (the “SK Energy Note”), to provide SK Energy the right, at any time, at its option, to convert the principal and interest owed under such SK Energy Note, into shares of the Company’s common stock, at a conversion price of $2.13 per share. The SK Energy Note previously only included a conversion feature whereby the Company had the option to pay quarterly interest payments on the SK Energy Note in shares of Company common stock instead of cash, at a conversion price per share calculated based on the average closing sales price of the Company’s common stock on the NYSE American for the ten trading days immediately preceding the last day of the calendar quarter immediately prior to the quarterly payment date.

In addition, on March 1, 2019, the holders of $1,500,000 in aggregate principal amount of Convertible Notes issued by the Company on August 1, 2018 (the “August 2018 Notes”) sold their August 2018 Notes at face value plus accrued and unpaid interest through March 1, 2019 to SK Energy (the “August 2018 Note Sale”). Holders which sold their August 2018 Notes pursuant to the August 2018 Note Sale to SK Energy include an executive officer of SK Energy ($200,000 in principal amount of August 2018 Notes); a trust affiliated with John J. Scelfo, a director of the Company ($500,000 in principal amount of August 2018 Notes); an entity affiliated with Ivar Siem, a director of the Company, and J. Douglas Schick the President of the Company ($500,000 in principal amount of August 2018 Notes); and Harold Douglas Evans, a director of the Company ($200,000 in principal amount of August 2018 Notes).

Following the August 2018 Note Sale, the Company’s sole issued and outstanding debt was the (i) $7,700,000 in principal, plus accrued interest, under the SK Energy Note held by SK Energy, (ii) an aggregate of $23,500,000 in principal, plus accrued interest, under the August 2018 Notes and SK Energy $22 million Convertible Note held by SK Energy, and (iii) $100,000 in principal, plus accrued interest, under an August 2018 Note held by an unaffiliated holder (the “Unaffiliated Holder”).

Immediately following the effectiveness of the SK Energy Note Amendment and August 2018 Note Sale, on March 1, 2019, SK Energy and the Unaffiliated Holder elected to convert all $31,300,000 of outstanding principal and an aggregate of $1,462,818 of accrued interest under the SK Energy Note, SK Energy $22 million Convertible Note and August 2018 Notes into common stock of the Company at a conversion price of $2.13 per share (the “Conversion Price” and the “Conversions”) as set forth in the SK Energy Note, as amended, and the August 2018 Notes and SK Energy $22 million Convertible Note (collectively, the “Notes”), into an aggregate of 15,381,605 shares of restricted common stock of the Company (the “Conversion Shares”).

Common Stock Issuance to SK Energy LLC

On May 21, 2019, we raised $14,999,998.20 through the sale of 6,818,181 shares of restricted Company common stock at a price of $2.20 per share (the “Purchase Price”) to SK Energy, pursuant to a Common Stock Subscription Agreement, dated May 21, 2019, entered into by and between the Company and SK Energy (the “Subscription Agreement”). The Purchase Price represents a premium to the closing price of the Company’s common stock on the NYSE American Exchange as of the closing date and was above the greater of the book/market price of the Company’s common stock for the purposes of the NYSE American Exchange.

Additional Miscellaneous Related Party Transactions

On June 25, 2018, pursuant to a Debt Repayment Agreement, we paid that certain Amended and Restated Secured Subordinated Promissory Note, dated March 25, 2013, in the principal amount of $6,170,065, entered into by Pacific Energy Development Corp., our wholly-owned subsidiary (“PEDCO”) and MIE Jurassic Energy Corporation (“MIEJ”), which we refer to as MIEJ (a subsidiary of MIE Holdings) in consideration for $320,125 in cash.

On August 1, 2018, Red Hawk Petroleum, LLC, our wholly-owned subsidiary (“Red Hawk”) entered into a Membership Interest Purchase Agreement with MIEJ, pursuant to which we, through Red Hawk, acquired 100% of the outstanding membership interests of Condor Energy Technology LLC (“Condor”) from MIEJ in consideration for $545,000.

On June 25, 2018, we entered into Debt Repayment Agreements (the “Repayment Agreements”) with the holders of our outstanding Tranche A Secured Promissory Notes (“Tranche A Notes”) and Tranche B Secured Promissory Notes (“Tranche B Notes”), RJ Credit LLC, and MIEJ, pursuant to which, on June 26, 2018, we retired all of the then outstanding Tranche A Notes, in the aggregate amount of approximately $5.7 million, for $3.8 million and all of the then outstanding Tranche B Notes and notes held by RJ Credit LLC, in the aggregate amount of approximately $67.7 million, for an aggregate of $3,876,208.

Pursuant to the terms of the Repayment Agreement relating to the Tranche B Notes, in addition to the cash consideration due to the Tranche B Noteholders, as described above, we agreed to grant to certain of the noteholders their pro rata share of warrants to purchase an aggregate of 1,448,472 shares of common stock of the Company (the “Tranche B Warrants”). The Tranche B Warrants have a term of three years and an exercise price equal to $0.322, one (1) cent above the closing price of the Company’s common stock on June 26, 2018 (“Repurchase Warrants”).

On August 10, 2018 the board of directors of the Company agreed to accelerate the vesting of 150,000 shares of restricted stock held by Mr. Adam McAfee, a then current member of the Company’s board of directors, effective as of the 2018 Annual Meeting, in consideration for Mr. McAfee’s service on the board and its committees until the 2018 Annual Meeting, where he has not been nominated for reelection. These shares would have otherwise vested December 28, 2018 had Mr. McAfee remained on the board of directors on such date.

Mr. David Steinberg (a former member of the Board who resigned on July 11, 2018), entered into a Rescission Agreement (the “Rescission Agreement”) pursuant to which the Company and Mr. Steinberg agreed to cancel and rescind an aggregate of 75,975 shares of restricted Company Common Stock originally granted to Mr. Steinberg pursuant to the Board Compensation Program in 2015 and 2016.

On August 31, 2018, we entered into warrant repurchase agreements with certain of the holders of Repurchase Warrants, namely Senior Health Insurance Company of Pennsylvania, Principal Growth Strategies, LLC, and RJ Credit LLC (collectively, the “Warrant Holders”). Pursuant to the warrant repurchase agreements, the Company repurchased warrants to purchase an aggregate of 1,105,935 shares of the Company’s common stock (the shares of common stock issuable upon exercise of which such Repurchase Warrants, the “Warrant Shares”) held by the Warrant Holders, which warrants had a term of three years (through August 25, 2021) and an exercise price equal to $0.322 per share. The Repurchase Warrants were repurchased for an aggregate of $1,095,000 or $0.99 per Warrant Share, which amount the Company paid to the Warrant Holders on September 17, 2018. Effective on the date of payment of the warrant purchase amounts, the Repurchase Warrants and the agreements evidencing such Repurchase Warrants were deemed to have been repurchased by the Company and cancelled. The Warrant Repurchase Agreements also included a release by which the Warrant Holders released the Company from any liability or claims associated with the Repurchase Warrants and certain of the Warrant Repurchase Agreements included a release by which we released the applicable Warrant Holders party thereto. The terms of the Warrant Repurchase Agreements were individually negotiated with each associated group of Warrant Holders.

On November 1, 2019, the Company began subleasing approximately 300 square feet of office space at its current headquarters to SK Energy, which is owned and controlled by Dr. Kukes, our Chief Executive Officer and a member of the Board of Directors. The lease renews on a monthly basis, may be terminated by either party at any time upon prior written notice delivered to the other party, and has a monthly base rent of $1,200.

Review and Approval of Related Party Transactions

We have not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officer(s), director(s) and significant stockholders, provided that it is our policy that any and all such transactions are presented and approved by the independent members of the Board of Directors (typically through an ad hoc committee formed solely for the purpose of approving each individual transaction), or the Audit Committee (which is tasked with reviewing and approving proposed transactions between the Company and “related persons” as defined in Item 404 of SEC Regulation S-K), or a majority of the board (with the interested parties abstaining) and future material transactions between us and members of management or their affiliates shall be on terms no less favorable than those available from unaffiliated third parties.

In addition, our Code of Ethics (described above under “Code of Ethics” on page 13), which is applicable to all of our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership in our common stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish our company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us, we believe that all filings required to be made under Section 16(a) during 2019 were timely made, except that Dr. Simon Kukes inadvertently failed to timely file one Form 4, and as a result one transaction was not reported on a timely basis and Ivar Siem inadvertently failed to timely file one Form 4, and as a result two transactions were not reported on a timely basis.

PROPOSAL 1
ELECTION OF DIRECTORS

At the annual meeting, four directors are to be elected to hold office until the 2021 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Governance Committee has recommended, and the board of directors has selected, the following nominees for election: John J. Scelfo, Dr. Simon Kukes, Ivar Siem and H. Douglas Evans, all of whom are current members of the board of directors of the Company.

If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

The Company’s Nominating Committee has reviewed the qualifications of the director nominees and has recommended each of the nominees for election to the Board.

We believe that each of our directors possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our directors is willing to devote sufficient time to carrying out his or her duties and responsibilities effectively and is committed to serving us and our stockholders. Set forth below is a brief description of the specific experiences, qualifications and skills attributable to each of our directors that led the board of directors, as of the date of this proxy statement, to its conclusion that such director should serve as a director of the Company. Director nominee ages set forth below are as of the record date.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR” EACH OF THE NOMINEES LISTED BELOW.

JOHN J. SCELFO (AGE 62) DIRECTOR CHAIRMAN OF THE AUDIT COMMITTEE CHAIRMAN OF THE COMPENSATION COMMITTEE MEMBER OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE Director since July 2018

Mr. Scelfo brings 40 years of experience in oil and gas management, finance and accounting to the Board. Mr. Scelfo currently serves as principal and owner of JJS Capital Group, a Fort Lauderdale, Florida-based family investment company that he formed in April 2014. Prior to forming JJS Capital, Mr. Scelfo was Senior Vice President, Finance and Corporate Development (from February 2004 to March 2014), and Chief Financial Officer, Worldwide Exploration & Producing (from April 2003 to January 2004) of New York, New York-based Hess Corporation, a large integrated oil and gas company, where he served as one of eight members of the company’s Executive Committee and was responsible for the company’s corporate treasury, strategy and upstream commercial activities. Prior to joining Hess Corporation, Mr. Scelfo served as Executive Vice President and Chief Financial Officer of publicly listed Sirius Satellite Radio (from April 2001 to March 2003), as Vice President and Chief Financial Officer of Asia Pacific & Japan for Dell Computer (November 1999 to March 2001), and in various roles of increasing responsibility with Mobil Corporation (from June 1980 to October 1999).

Mr. Scelfo holds a bachelor’s degree and an M.B.A. from Cornell University. In 2011, he was awarded Cornell ILR School’s Alpern Award given to those who “have been exceedingly generous in their support of the ILR School in general and in support of Off-Campus Credit Programs in particular”.

             The board of directors believes that Mr. Scelfo’s over 30 years’ experience in management, finance and accounting in the energy industry working at major oil and gas and other publicly traded companies, and the insights he has gained from these experiences, will provide crucial guidance for our future operations, capital raising efforts, and financial accounting and reporting functions.

SIMON KUKES (AGE 74) CHIEF EXECUTIVE OFFICER AND DIRECTOR Director Since July 2018

Dr. Simon Kukes is a globally renowned consultant for oil and gas businesses in both the United States and Russia.

Holding various positions over the years, Kukes has served as the principal of his personal investment company, SK Energy LLC, since April 2013. From January 2005 to April 2013, Dr. Kukes was the CEO at Samara-Nafta, a Russian oil company that partnered with US-based international oil company, Hess Corporation. He was also the President and Chief Executive of Tyumen Oil Company (TNK) from 1998 until it combined with British Petroleum in 2003 to create TNK-BP. Following his time at TNK, Dr. Kukes joined Yukos Oil Company in Moscow presiding as the CEO and Chairman. From 1979 to 1987 he was the Technical Director of oil-refining and petro-chemistry for Phillips Petroleum and in 1987 became Vice-President over marketing and business development for Amoco.

Dr. Kukes boasts several awards and achievements over his lifespan. In 1999, the Wall Street Journal voted Kukes as one of the Top 10 Central European Executives. He is also the recipient of the Medal of the Ministry for Natural Resources of the Russian Federation, as well as the American Society of Competition Development Award for Leadership. In 2003, he was named by The Financial Times and PricewaterhouseCoopers as one of the 64 most respected business leaders in the world.

Dr. Kukes attended several prestigious universities all over the globe, receiving his Bachelor of Science in Chemical Engineering from the University for Chemical Technology in Moscow, where he graduated with Honors. From there, he pursued his PhD in Physical Chemistry at the Academy of Sciences in Moscow, where he would later be a Research Associate for Nuclear and Electronic Resonance. Kukes then attended Rice University in Houston, Texas, where he was a Postdoctoral Fellow. Dr. Kukes has also served as an Adjunct Professor at the University of Delaware and on the Editorial Board of Fuel Magazine.

His commitment to the oil and gas industry has inspired Dr. Kukes to publish more than 60 scientific papers and two books on the oil and gas industry of Russia and the United States. Dr. Kukes is also the holder of more than 130 patents, primarily in Oil and Petrochemical Processing.

Dr. Kukes brings to the board of directors decades of leadership and experience in the global energy industry. The board of directors believes that Dr. Kukes’ experience and strategic leadership and vision will provide crucial guidance for our management and operations, and provide key insights and guidance in the evaluation of oil and gas acquisition and development opportunities.

IVAR SIEM (AGE 74) DIRECTOR Director since July 2018

Mr. Siem has broad experience from both the upstream and the service segments of the oil and gas industry, has been the founder of several companies, and has been involved in several roll-ups and restructuring processes throughout his career. He currently serves as the Chairman of American Resources, Inc., and as a Managing Partner of its affiliated investment vehicle, Norexas, LLC, both privately held Houston, Texas-based companies active in oil and gas investment, acquisition and development and has served in that capacity since 2013. Previously, Mr. Siem served as Chairman and Chief Executive Officer of American Resources, Inc. (from 2013 through July 2017) and Chairman of Blue Dolphin Energy Company (OTCQX: BDCO), Houston, Texas after taking the company out of bankruptcy in 1990. Blue Dolphin was an offshore Gulf of Mexico operator until a merger in 2012 with an independent refiner and marketer of petroleum products. Mr Siem’s role as CEO ended with the merger and he left the board in 2014. From January 2007 to present, Mr. Siem served as President of Drillmar Oil and Gas, Inc. (“Drillmar Oil”), a subsidiary of Drillmar Energy, Inc. In 1999, Mr. Siem acquired a small distressed public company, American Resources Offshore, Inc. and worked with creditors and existing management to achieve a voluntary reorganization. From 1995 to 2000, Mr. Siem served as Chairman and interim CEO of DI Industries/Grey Wolf Drilling while restructuring the company financially and operationally. Through several mergers and acquisitions, the company emerged as one of the leading land drilling contractors in the US. The company was subsequently acquired by Precision Drilling in 2008. From 1996 to 1997 Mr. Siem served as the initial Chairman and CEO of Seateam Technology ASA when it was spun off from DSND ASA and listed on the Oslo exchange. Prior to Seateam, Mr. Siem held various executive roles at multiple E&P and oil field service companies. Mr. Siem started his career at Amoco working as an engineer in various segments of upstream operations.

Mr. Siem is currently on the Board of Directors at Siem Industries, Inc., the Drillmar Energy Group of companies, and Petrolia Energy Corporation (OTCQB: BBLS), and has served on the board of several privately held and publicly traded companies including Frupor SA, Avenir ASA, and DSND ASA. Siem Industries is a holding company which invests in shipping and offshore oil and gas construction services. Frupor SA, is a Portuguese agricultural business, which Mr. Siem cofounded with his brother O. M. Siem in 1988.

Mr. Siem holds a Bachelor of Science in Mechanical Engineering with a minor in Petroleum from the University of California, Berkeley and an Executive MBA from the Amos Tuck School of Business, Dartmouth University.

The board of directors believes that Mr. Siem’s broad experience from both the upstream and the service segments of the oil and gas industry, and  executive management, technical and operating experience at publicly-traded oil and gas companies, and the insights he has gained from these experiences, will provide crucial guidance for our future management and operations, and provide key insights and guidance in the evaluation of oil and gas acquisition and development opportunities.

H. DOUGLAS EVANS (AGE 72) DIRECTOR CHAIRMAN OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE MEMBER OF THE AUDIT COMMITTEE MEMBER OF THE COMPENSATION COMMITTEE Director since September 2018

Mr. Evans has 50 years of oil and gas industry experience, 40 years of which have been spent in various executive management positions with Gulf Interstate Engineering Company (“GIE”), a privately-held Houston, Texas-based firm specializing in the engineering of oil, gas and liquid pipeline systems, where he has served as Honorary Chairman since November 2017, and previously served as President and Chief Executive Officer (July 2004-November 2017), President (February 2003-November 2017), Senior Vice President (September 1994-July 2004), and in various other roles since he joined the company in 1978. During Mr. Evans’ tenure as an executive at GIE, he has successfully overseen the company’s organic growth from $25 million in sales in 1996 to over $250 million in sales in recent years, with GIE involved in almost every major onshore oil and gas pipeline in the world over the last 20 years.

Mr. Evans holds a B.S. Civil Engineering and Master of Business Administration from Queen’s University at Kingston, Ontario, and is a registered Professional Engineer in Ontario and Alberta, Canada. Mr. Evans currently serves as Honorary Chairman of GIE (since November 2017), and previously a member of the Board of Directors of Gulf Interstate Field Services, a GIE affiliate engaged in providing oil and gas pipeline construction inspection services, and a number of other GIE affiliated companies, the Board of Directors and Chairman of the Strategy Committee for the International Pipe Line and Offshore Contractors Association (IPLOCA) (through September 2019), a member of the Board of Houston, Texas-based Crossroads School, Inc. (since 2004), and a former member of the Board of the Cystic Fibrosis Foundation – Texas Gulf Coast Chapter.

The board of directors believes that Mr. Evans’ over 45 years’ experience in management and operations in the energy industry, and the insights he has gained from his experiences, will provide crucial guidance for our management and operations.

Director Qualifications

The board of directors believes that each of our director nominees is highly qualified to serve as a member of the board of directors. Each of the director nominees has contributed to the mix of skills, core competencies and qualifications of the board of directors. When evaluating candidates for election to the board of directors, the board of directors seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our director nominees are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

Vote Required to Elect the Director Nominees

A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the annual meeting are required to elect the nominees. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions and broker non-votes with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the annual meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the board of directors in our Bylaws, the board of directors has set the number of directors that shall constitute the board of directors at four. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

  THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR” EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF AUDITORS

The board of directors has selected Marcum LLP (“Marcum”), as our independent auditors for the fiscal year ended December 31, 2020, and recommends that the stockholders vote to ratify such appointment. Marcum served as our independent registered public accounting for the years ended December 31, 2019 and 2018.

We do not anticipate a representative from Marcum to be present at the annual stockholders meeting. In the event that a representative of Marcum is present at the annual meeting, the representative will have the opportunity to make a statement if he/she desires to do so and we will allow such representative to be available to respond to appropriate questions.

AUDIT FEES

The following table presents fees for professional audit services performed by Marcum for the audit of our annual financial statements for the years ended December 31, 2019 and 2018 (in thousands).

	2019	2018
Audit Fees (1)	$131	$122
Audit-Related Fees (2)	-	-
Tax Fees (3)	40	27
All Other Fees (4)	14	18
Total	$185	$167

(1)
Audit fees include professional services rendered for (1) the audit of our annual financial statements for the fiscal years ended December 31, 2019 and 2018 and (ii) the reviews of the financial statements included in our quarterly reports on Form 10-Q for such years.

(2)
Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit fees.”

(3)	Tax fees include professional services relating to preparation of the annual tax return.

(4)	Other fees include professional services for review of various filings and issuance of consents.

Pre-Approval Policies

It is the policy of our board of directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our board of directors. Our board of directors pre-approved all services, audit and non-audit, provided to us by Marcum for 2019 and 2018.

In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of Marcum to serve as our independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of Marcum as our independent auditor for the year ended December 31, 2020. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our board of directors are requesting, as a matter of policy, that the stockholders ratify the appointment of Marcum as our independent registered public accounting firm.

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, this proposal, provided that a quorum exists at the annual meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote “AGAINST” ratification of this appointment. Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of the appointment of Marcum.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee determines that such a change would be in our and the stockholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020.

PROPOSAL 3
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement a separate proposal, which gives our stockholders the opportunity to approve or not approve the compensation of our named executive officers (as disclosed in this proxy statement) by voting “FOR” or “AGAINST” the resolution below (commonly referred to as “Say-on-Pay”). While our Board and Compensation Committee intend to carefully consider the stockholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

In considering their vote, stockholders are encouraged to review with care the information regarding our executive compensation program as discussed under “Executive Compensation” (beginning on page 16) and the accompanying compensation tables and narratives (beginning on page 16).

As described under “Committees of the Board”, beginning on page 10, our Compensation Committee, which is comprised of two independent directors, oversees all aspects of our executive compensation program, annually reviews each component of our executive compensation program and seeks to ensure that the compensation program for our executive officers is aligned with the interests of our stockholders and the compensation practices of our peer companies (with whom we compete for executive management personnel). Our executive compensation program is also designed to attract, motivate and retain a highly qualified executive management team and to appropriately reward our executive officers for their contribution to the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value. The Compensation Committee is guided by the following key principles in determining the compensation of our executive officers:

●
Competition Among Peers.  The Compensation Committee believes that our compensation program should reflect the competitive recruiting and retention conditions in the Company’s industry, so that we can attract, motivate and retain top industry talent.

●
Accountability for Our Performance.  The Compensation Committee also believes that our compensation program should be tied in part to our financial and operational performance, so that our executive officers are held accountable through their compensation for the performance of the Company based on our achievement of certain pre-determined financial and operational goals.

●
Accountability for Individual Performance.  In addition, the Compensation Committee believes that our compensation program should be tied in part to the executive officer’s achievement of pre-determined individual performance goals, to encourage and promote individual contributions to the Company’s overall performance.

●
Alignment with Stockholder Interests.  Moreover, the Compensation Committee believes that our compensation program should be tied in part to our stock price performance through the grant of stock options and stock awards, to further align our executive officers’ interests with those of our stockholders.

We believe that our executive compensation program (1) has played a significant role in our ability to attract, motivate and retain a highly qualified executive team to manage our company, and (2) is structured in the best manner possible to support the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value.

The Board endorses our executive compensation program and recommends that our stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and narrative discussion, be, and hereby is, APPROVED.”

The Company’s policy (to be approved on a non-binding basis by stockholders as discussed in “Proposal 4 - Non-binding Advisory Vote on the Frequency of Holding Advisory Votes on Executive Compensation”, below (page 38)) is to provide stockholders with an opportunity to approve the compensation of the named executive officers every three years at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2023 annual meeting of stockholders.

Vote Required

The approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote provided that a quorum exists at the Annual Meeting. Abstentions with respect to this proposal will have the effect of a vote against this proposal and broker non-votes (which will occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to this proposal within ten days of the annual meeting) will not be counted in determining the number of shares necessary for approval. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” this proposal.

As noted above, the vote solicited by this proposal is advisory in nature and its outcome will not be binding on the Board or the Compensation Committee, nor will the outcome of the vote require the Board or the Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision of the Board or the Compensation Committee, or creating or implying any additional fiduciary duty of the Board or the Compensation Committee. However, the Board and the Compensation Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL.

PROPOSAL 4
NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF
HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement an additional separate proposal, which gives our stockholders the opportunity to vote on how frequently future advisory votes on the compensation of our named executive officers (i.e., “Say-on-Pay” votes) will occur. Stockholders may vote on whether they prefer an advisory vote to occur every one (an annual), two (a biennial) or three years (a triennial vote), or they may abstain from voting. While our Board and Compensation Committee intend to carefully consider the stockholder vote resulting from this proposal, the final vote will not be binding on us and is advisory in nature.

After careful consideration, the Board recommends that an advisory vote on the compensation of our named executive officers be held every three years. An advisory vote every three years will be the most effective timeframe for the Company to respond to stockholders’ feedback and provide the Company with sufficient time to engage with stockholders to understand and respond to the vote results. The Company also believes a triennial vote would align more closely with the multi-year performance measurement cycle the Company uses to reward long-term performance. Our executive compensation programs are based on our long-term business strategy, which is more appropriately reflected with a three-year timeframe. However, the Board recognizes that our stockholders may elect to hold advisory votes on executive compensation more frequently than every three years (i.e., every one year or every two years). Therefore, the Board seeks input from our stockholders regarding the frequency of holding advisory votes on executive compensation.

With respect to this advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers, stockholders have three voting options (1 year, 2 years or 3 years), and the option, if any, that receives the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote will be considered approved by the Company’ stockholders, provided that the final vote will not be binding on us and is advisory in nature. Abstentions with respect to this proposal will have the effect of a vote against each of the voting options. Broker non-votes (which will occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to this proposal within ten days of the Annual Meeting) will not be counted in determining the number of shares necessary for approval. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy for “3 YEARS” as to the frequency of holding advisory votes on executive compensation.

As noted above, the vote solicited by this proposal is advisory and its outcome will not be binding on the Board or the Compensation Committee, whether or not it is approved by the aforementioned voting standard. In evaluating the vote on this proposal, the Board and the Compensation Committee will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our named executive officers. If one of the voting options is not adopted by the required vote of our stockholders, the Board and Compensation Committee will evaluate the votes cast for each of the voting options and will deem the voting option receiving the greatest number of votes to be the voting option approved by our stockholders.

The Company is required to disclose the Board’s decision regarding the future frequency of how often the Company conduct future say-on-pay votes by the filing of a Current Report on Form 8-K no later than 150 calendar days after the date of the annual meeting, but in any event no later than 60 calendar days prior to the deadline for submission of stockholder proposals for the Company’s 2021 annual meeting.

Pending the outcome of the stockholder vote, the Company currently plans to provide stockholders with an opportunity to approve the frequency of holding future advisory votes on executive compensation every three years at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2023 annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR “3 YEARS” AS TO THE FREQUENCY OF HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION.

ADDITIONAL INFORMATION AND MATTERS

Stockholder Proposals for 2021 Annual Meeting of Stockholders and 2021 Proxy Materials

Proposals of holders of our voting securities intended to be presented at our 2021 annual meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Corporate Secretary, at our principal executive offices at 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079, not earlier than the close of business on April 29, 2021, and not later than the close of business on May 29, 2021, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2021 annual meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after August 27, 2021. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2021 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting.

Stockholder proposals must be in writing and must include (a) the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of us which are owned beneficially or of record by such stockholder; (b) a representation that the stockholder is a holder of record of stock of us entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. The board of directors reserves the right to refuse to submit any proposal to stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete, or does not comply with the requirements for stockholder proposals set forth in our Bylaws.

Additionally, the Nominating and Governance Committee will consider director candidates recommended by stockholders, provided stockholders include (a) as to each person whom the stockholder proposes for the Nominating and Governance Committee to consider for nomination for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of us which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of us which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Nominating and Governance Committee through other means.

Additional Filings

Our Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through our website (www.pedevco.com) as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. Information on our website does not constitute part of this proxy statement.

We will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to us, Attn: Corporate Secretary, PEDEVCO Corp., 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079.

Documents Incorporated by Reference

None.

Other Matters

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the annual meeting other than that described above. If any other business should properly come before the annual meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The board of directors does not intend to bring any other matters before the annual meeting of stockholders and has not been informed that any other matters are to be presented by others.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:

(a)	No officer or director of us has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of us, or as a stockholder of us.

(b)	No director of us has informed us that he or she intends to oppose the action taken by us set forth in this proxy statement.

Company Contact Information

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

PEDEVCO Corp.
575 N. Dairy Ashford, Suite 210
Houston, Texas 77079

By Order of the Board of Directors,

/s/ John J. Scelfo John J. Scelfo Chairman

FORM OF PROXY
(SEE ATTACHED)

PEDEVCO CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – AUGUST 27, 2020 AT 10:00 A.M.
CONTROL ID:
REQUEST ID:

The undersigned stockholder of PEDEVCO CORP., a Texas corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around July 10, 2020, and hereby appoints Dr. Simon Kukes and Clark R. Moore (the “Proxies”), or any one of them, with full power of substitution and authority to act in the absence of the other, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the 2020 annual meeting of Stockholders of the Company, to be held on Thursday, August 27, 2020, at 10:00 a.m. Central Time, at http://issuerdirect.com/virtual-event/ped (please note this link is case sensitive), and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/PED
PHONE:	Call toll free 1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF PEDEVCO CORP.	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1	FOR ALL	AGAINST ALL	FOR	AGAINST
Election of Directors	☐	☐
John J. Scelfo			☐	☐
Simon Kukes			☐	☐
Ivar Siem			☐	☐
H. Douglas Evans			☐	☐
Proposal 2	FOR	AGAINST	ABSTAIN
Ratification of the appointment of Marcum LLP, as the company’s independent auditors for the fiscal year ending December 31, 2020.	☐	☐	☐
CONTROL ID:
REQUEST ID:
Proposal 3	FOR	AGAINST	ABSTAIN
To approve, by non-binding vote, the compensation of the company’s named executive officers.	☐	☐	☐
Proposal 4	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
To recommend, by non-binding vote, the frequency of holding advisory votes on the compensation of the company’s named executive officers.	☐	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” in Proposal 1, “For” Proposals 2 and 3, for “Three Years” in Proposal 4, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
________________________
________________________
________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2020

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)